Exhibit 10.15

                                  OFFICE LEASE

                               DURANGO COURTYARDS


            Durango Trop, L.L.C., a Nevada limited liability company

                                    LANDLORD

                               8687 W Sahara #201
                               Las Vegas, NV 89117
                               702-253-5751 office
                                702-255-2968 fax


                                       and


                American Vantage Companies, a Nevada corporation

                                     TENANT

                       7674 West Lake Mead Blvd, Suite 108
                               Las Vegas. NV 89128
                               702-227-9800 office
                                702-227-8525 fax


               LEASE DATED: June 10, 2003 (for reference purposes)



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



                          LEASE SUMMARY UPON EXECUTION


1.  TENANT NAME                                 American  Vantage  Companies,  a Nevada  corporation
2.  TENANT ADDRESS                              7674 W. Lake Mead Blvd,  #108 Las Vegas,  NV 89128
3.  BUILDING / STORE                            4735 S. Durango Dr., Suite 102, Las Vegas NV 89147
4.  DATE OF LEASE (for reference purposes)      June 10, 2003
5.  RENT COMMENCEMENT                           Sixty (60) days following completion of Landlord's Work
6.  LEASE COMMENCEMENT                          Upon execution of lease
7.  EXPIRATION OF LEASE                         Four (4) years following Rent Commencement Date
8.  BROKER NAME                                 Las Vegas Valley Comm'l. Brokers (Landlord)
                                                Tru-west Realty Inc. (Tenant)
9.  POLE SIGN LOCATION                          NA
10. FACIA SIGN SIZE                             Per approved sign exhibit
11. T.I. DRAWINGS APPROVED                      -----------------------------------------------------------------
12. SIGN DRAWINGS APPROVED                      -----------------------------------------------------------------
13. NOTICE OF SUBSTANTIAL COMPLETION            -----------------------------------------------------------------
14. TENANT WALK-THRU                            -----------------------------------------------------------------
I5. REQUEST FOR ESTOPPEL                        -----------------------------------------------------------------
16. ABC LICENSE APPROVAL                        -----------------------------------------------------------------
17. CONDITIONAL USE PERMIT APPROVED             -----------------------------------------------------------------
18. COMP. RENT PERIOD                           -----------------------------------------------------------------
19. RENT INVOICE                                -----------------------------------------------------------------
20. INSURANCE VERIFIED                          -----------------------------------------------------------------
21. AUTOMOBILE VERIFIED                         -----------------------------------------------------------------
22. HVAC SERVICE CONTRACTOR                     -----------------------------------------------------------------
23. NOTICE OF NON-RESPONSIBILITY                -----------------------------------------------------------------
24. PERFORMANCE BOND                            -----------------------------------------------------------------
25. TENANT'S CONTRACTOR                         -----------------------------------------------------------------
    AMOUNT DUE:                                 -----------------------------------------------------------------
    ----------
A.  FIRST TWO MONTH'S RENT                      $2325.00 (Based on first 2 months at 1/2 rent rate)
B.  LAST MONTHS RENT                            Waived
C.  SECURITY DEPOSIT                            $2000.00
D.  FIRST MONTHS NNN ESTIMATE                   $420.00
E.  LAST MONTHS NNN                             Waived
F.  COMP. MONTHS NNN                            Waived
G.  FIRST MONTHS PARKING RENT                   $90 for 2 stalls (per separate parking agreement)
H.  MISCELLANEOUS                               Tenant to pay costs, if any, in excess of $35/sf of leased space upon Landlord's receipt of low bid per Tenant's approved plans. Any excess in TI allowance shall he credited to Tenant.
    TOTAL DUE UPON EXECUTION                    $4835.00 (-$2000 paid on 5/8/03)

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



                                      LEASE

THIS LEASE ('Lease" ), dated for reference purposes only, the 10th day of June, 2003, is by and between Durango Trop, L.L.C., a Nevada limited liability company (hereinafter called "Landlord"), and American Vantage Companies, a Nevada corporation, (hereinafter called "Tenant"). Landlord, for and in consideration of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, hereby demises and leases to Tenant, and Tenant does hereby take, accept and hire from Landlord, the demised premises hereinafter described for the term, at the rental and subject to and upon the terms, conditions and agreements herein set forth as follows:

                                    ARTICLE I
                                    ---------

                          FUNDAMENTAL LEASE PROVISIONS

   1.     (a)    Landlord:                  Durango  Trop  L.LC., a NV limited liability company
                 Address for Notice:        8687 W Sahara #201
                                            Las Vegas, NV 89117
                 Landlord's Phone/Fax       702-253-5751 office/ 702-255-2968 fax




          (b)    Tenant:                    American Vantage Companies, a Nevada corporation
                 Address for Notice:        7674 W. Lake Mead Blvd, Suite 108
                                            Las Vegas, NV 89128
                 Tenant's Phone/Fax         702-227-9800 / 702-227-8525 fax

          (c)    Tenant's Trade Name(s):    American Vantage Companies

          (d)    Property Description:      See Exhibit A.

          (e)    Demised Premises (See Exhibit A) The demised premises contains approx, 1500 square feet of floor area.

          (f)    Use:                       Professional office for administrative finances of public company

          (g)    Lease Term:                The Lease Term commences on the Rent Commencement Date and continues until the Expiration Date, forty-eight (48) months thereafter, unless sooner terminated as provided herein.  Lease is in force upon execution by both Landlord and Tenant

          (h)    Minimum Monthly Rent:      $2325.00 (based on $1.55 per square foot x 1500 sf of floor area)

          (i)    Rent Commencement Date:    Sixty (60) days alter the completion of Landlord's Work.

          (j)    Expiration Date:           Four (4) years after the Rent Commencement Date.

          (k)    Percentage Rent Amount     NA

          (l)    Security Deposit:          $2000.00

          (m)    Tenant Share NNN           13.5% based on 11,103 sf building (subject to revision in
                                            accordance with Section 12.2(b) of this Lease), $420/mo. Based on
                                            $0.28/sf estimate.

          (n)    Broker(s)(Article 34):     Las Vegas Valley Commercial Brokers, LLC
                                            Tru-West Realty Inc.

          (o)    Guarantor(s):              Tenant's Corporation, Tax ID# 04-2709807

          (p)    Exhibit A           Legal Description-Site Plan
                 Exhibit B           Description of Landlord's and Tenant's Work
                 Exhibit C           Rules and Regulations
                 Exhibit D           Store Sign Agreement
                 Exhibit E           Estoppel Agreement
                 Exhibit F           Tenant Notice of Substantial Completion
                 Exhibit G           Pole Sign Agreement
                 Exhibit H           Guarantee of Lease
                 Exhibit I           Corporate Resolution
                 Exhibit J           Duties Owned by a Nevada Real Estate Licensee
                 Exhibit K           Options to Renew
                 Exhibit L           Notice of Non-Responsibility
                 Exhibit M           Storefront Sign Installation Agreement
                 Exhibit N           Standard Procedure for Distribution of Tenant Improvement
                 Allowance

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



                                    ARTICLE 2
                                    ---------

                                DEMISED PREMISES

2.1 Demised Premises. The premises demised leased hereunder (hereinafter referred to as the ("demised premises") are described on Exhibit A attached hereto. The demised premises, together with and including other adjacent property owned by Landlord, comprise a office plaza and commercial development referred to hereinafter and throughout this Lease as the "Office Plaza". A general site plan showing, among other things, the principal improvements which will comprise the Office Plaza, is attached hereto as Exhibit A and made a part hereof. Tenant acknowledges that Landlord, in Landlord's sole discretion, may change the shape, size, location, number and extent of the improvements shown on said site plan and may eliminate or add any improvements to any portion of the Office Plaza, provided Landlord shall not change the size or location of the demised premises without Tenant's consent. Landlord reserves to itself the use of the roof; exterior walls and the area beneath the demised premises, together with the right to install, use, maintain and replace equipment, machinery, pipelines, conduits and wiring through the demised premises, which serve other parts of the Office Plaza.

2.2 Floor Area. The term "floor area" as used throughout this Lease shall be deemed to mean and include all areas used for the exclusive use of and occupancy by a tenant of Landlord, measured from the exterior surface of exterior walls (and from the extensions thereof; in the case of openings), and from the midpoint of interior or common walls, including mezzanines, warehousing or storage areas, clerical or office areas, and employee areas, then multiplied by the load factor: "floor area" shall not include truck tunnels, docks, areas for truck loading and unloading (to the extent such facilities lie outside exterior building lines). Landlord and Tenant shall have ninety (90) days from the Lease Commencement Date to have its respective architect or engineer verify actual square footage with square footage of Demised Premises as set forth in Article 1, Section 1.(e), and in the event of an error, Landlord agrees to adjust Tenant's square footage to conform to annual dimensions and to adjust Tenant's lease, lease rate and common area expenses accordingly. If adjustments are not made during the above mentioned ninety (90) day period, the Landlord and Tenant shall accept the square footage as set forth in Article 1, Section 1(e) as the agreed upon calculations for the purpose of this Lease, without recourse.

                                    ARTICLE 3
                                    ---------

                                      TERM


3.1 Initial Term. The term of this Lease shall commence on the earlier of the following dates below (the "Lease Commencement Data") and shall continue for the term specified as "Lease Term" in Article 1(g) hereof unless sooner terminated:

     (a) Sixty (60) days following completion of Landlord's Work, which work generally includes demised gray shell ready for Tenant to commence its work

     (b) Sixty (60) days following The date Landlord gives Tenant notice in writing that the demised premises have been substantially complete (as defined in Exhibit B and a copy of said notice is attached hereto as Exhibit F) with respect to Landlord's construction obligations therefor (as set forth in Exhibit B).

     (c) According to the provisions of Exhibit "K", the Tenant shall be granted two (2) consecutive three (3) year options to renew me lease. The same terms and rental adjustments of the original lease term shall apply unless stated otherwise in Exhibit "K" of the lease.

                                    ARTICLE 4
                                    ---------

                                     RENTAL

Tenant covenants and agrees to pay as rental for the use and occupancy of the demised premises, at the times and in the manner hereinafter provided, the following sums:

4.1 Minimum Monthly Rental. Commencing on the Rent Commencement Date, and for the duration of the Lease Term, Tenant agrees to pay Landlord the minimum monthly rental specified as minimum monthly rental ("Minimum Monthly Rental") to Article 1(h) hereof, in advance, on the first day of each calendar month during each year of the term of this Lease, without notice, set off reduction or abatement, subject to adjustment a set forth below. Notwithstanding the foregoing Tenant shall pay one (1) full month's Minimum Monthly Rental to Landlord upon execution of this Lease to be applied toward the Minimum Monthly Rental payable for the first full calendar month following the Rent Commencement Date. If Tenant fails to faithfully perform the covenants and conditions of this Lease prior to the Rent Commencement Date, said monies may be applied to any damages suffered by Landlord as a result of Tenants default. If the Rent Commencement Data occurs on a day other than the first day of a month or the Lease terminates on a day other than the last day of a month, then the installment of Minimum Monthly Rental for such month shall be prorated based on the number of days in such month. Nothing in this

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



     Article 4.1 shall in any way diminish or be construed as waiving any of Landlord's other remedies by law or equity.

4.2 Rent Adjustment. On each anniversary date ("Adjustment Date") of the Rent Commencement Date, the Minimum Monthly Rental shall be subject to increase of three percent (3%).

4.3 Additional Rent. Tenant shall pay as additional rent all other sums of money or charges required to be paid pursuant to the terms of this Lease, whether or not the same be designated "additional rent." Unless this Lease provides otherwise, all additional rent shall be paid with the next installment of Minimum Monthly Rental thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same become due and payable hereunder, or limit any remedy of Landlord.

4.4 Late Charge. Team acknowledges that the late payment by Tenant of any monthly installment of Minimum Monthly Rental, additional rent or any other charge required under this Lease will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which costs being extremely difficult or impractical to fix. Such costs and expenses will include, without limitation, administrative and collection costs and processing and accounting expenses. Therefore, if any such sum is not received by Landlord five (5) days from the date such sum becomes due, Tenant shall immediately pay to landlord a late charge equal to twelve percent (12%) of the sum that is due. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by such nonpayment by Tenant. Acceptance of this late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising all other rights and remedies available to Landlord under this Lease.

4.5 Place of Payment. All rental and other payments shall he paid by Tenant to Landlord at Landlord's address set forth on the first page of this Lease, or at such other place as may from time to time be designated by Landlord in writing at least live (5) days prior to the next ensuing payment date.

4.6  Percentage Rental. Intentionally deleted.

                                    ARTICLE 5
                                    ---------

                             USE OF DEMISED PREMISES

5.1 Use and Trade Name. Tenant shall use the demised premises solely for the purpose and under the trade name specified as "Use" and "Tenant's Trade Name," respectively, in Article 1 hereof. Tenant shall not use or permit the demised premises to be used for any other purpose or purposes or under any other trade name whatsoever without the written consent of Landlord (which may be withheld by Landlord in its sole discretion). Tenant further covenants and agrees that it will not use or suffer or permit any person or persons to use the demised premises or any part thereof for conducting therein a secondhand store, auction, distress or fire sale or bankruptcy or going-out-of-business sale, or for any use or purpose in violation of the laws of the United States of America or the State of Nevada or the ordinances, regulations and requirements of the City and/or County wherein the demised premises are situated. Tenant further covenants and agrees that during the term hereof the demised premises, and every part thereof shall be kept by Tenant in a clean and wholesome condition, free of any objectionable noises, odors and nuisances, and that all health and police regulations shall, in all respects and at all times, be fully complied with by Tenant.

5.2  Operating Covenant. Intentionally deleted.

5.3 Refuse. Tenant agrees that all trash and rubbish of Tenant shall be deposited within receptacles within the enclosures and that there shall be no trash receptacles permitted to remain outside of the building of which the demised premises are a part. In the event Landlord provides or designates trash receptacles, Tenant agrees to cause such receptacles to be emptied and trash removed at its own cost and expense. Tenant agrees to first bag the trash before depositing it in the authorized trash area.

5.4 Advertising. Any window displays, exterior signs and exterior advertising displays shall be subject to the prior approval of Landlord (which may be withheld in its sole discretion). Tenant agrees to have said approved window displays, exterior signs and exterior advertising displays adequately illuminated continuously during all hours on all days which the demised premise are required to be open for business. Tenant may not display or sell merchandise or allow carts, portable signs, devices or any other objects to be stored or to remain outside the exterior walls and permanent doorways of the demised premises. Tenant shall not permit any audible noise from any source or device of any nature to be heard outside of the demised premises. Tenant shall not plan or authorize to have placed or affixed advertising materials on automobiles or improvements within the Office Plaza.

5.5 Condition of Demised Premises. Tenant agrees to accept the demised premises in its "as-is" condition as of the date of delivery (subject to a walk-thru) and throughout the Lease Term. Without limiting the foregoing, Tenant's rights in the demised premises are subject to all covenants, conditions, restrictions (and other documents) recorded upon, or affecting, the Office Plaza, and all laws, ordinances and regulations


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



     governing and regulating the use and occupancy of the demises premises. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to present or future suitability of the demised premises for the conduct of Tenant's business.

5.6 Compliance with Laws. Tenant hereby represents and warrants that it has investigated whether its proposed use of the demised premises and its proposed manner of operation will comply with all applicable laws, and Tenant assumes the risk that let proposed use of the demised premises and its proposed manner of operation are and will continue to be, in compliance with all applicable laws, including, without limitation, all zoning laws regulating the use and enjoyment of the demised premises. Tenant agrees that under no circumstances will Tenant be released in whole or in part front any of its obligations under this Lease as a result of any governmental authority disallowing or limiting Tenant's proposed use of the demised premises or its manner of operation. Additionally. Tenant agrees to install and pay for any improvements, changes or alterations in the demised premises, required by any governmental authority, as a result of its proposed use of the demised premises or its manner of operation.

                                    ARTICLE 6
                                    ---------

                CONSTRUCTION OF IMPROVEMENTS ON DEMISED PREMISES

Landlord shall, at its own expense, cause Landlord's Improvements to be constructed upon the demised premises in accordance with the Work Letter Agreement attached hereto as Exhibit B. Tenant shall at its own expense cause Tenants Improvements to be constructed upon the demised premises in accordance with the Work Letter Agreement attached hereto as Exhibit B. TENANT IMPROVEMENT
ALLOWANCE: So long as tenant is not in default of this Lease and Tenant opens for business under the terms and conditions contained herein, Landlord agrees to provide Tenant a " Tenants Improvement Allowance" over a demised Gray Shell in the amount of thirty-five dollars ($35.00) per square foot of space in Premises and payment shall be in accordance with Tenant's preference as noted on Exhibit
N. In the event that a mechanic's lien has been filed and recorded against the Office Plaza only as it relates to Tenant's space or demised premises in connection with Tenant's Work, Tenant shall immediately pay all such amounts directly to contractors and secure unconditional lien releases, and Landlord reserves the right to pursue all legal recourse allowed by Nevada Law against Tenant or its contractors to immediately remove all such liens filed on the demised premises or Office Plaza.

                                    ARTICLE 7
                                    ---------

                                      SIGNS

7.1 Advertising Media. Tenant shall not erect or install any exterior signs or window or door signs, or window or door lettering or placards or any other advertising media visible from the common areas (whether on or just behind the windows), without Landlord's prior written consent (which may be withheld by Landlord in its sole discretion). Tenant shall not install any exterior lighting or plumbing fixtures, shades or awnings, or make any exterior decoration or painting, or build any fences, or install any radio or television antenna, loud speakers, sound amplifiers or similar devices on the roof ceiling or exterior walls of the demised premises, or make my changes to the storefront without Landlord's prior written consent (which may be withheld by Landlord in its sole discretion). Landlord may, in its sole discretion, require Tenant to procure material, payment and/or performance bonds from Tenant's sign contractor.

7.2 Sign Criteria. Tenant may, at Tenants sole cost and expense, erect an exterior sign on its storefront subject to Landlord's prior written approval of said sign (which may be withheld by Landlord in its sole discretion). Tenant agrees and covenants to comply with all of Landlord's sign criteria as set forth, in the Storefront Sign Agreement attached hereto as Exhibit D. Landlord shall have the right from time to time to promulgate amendments thereto and additional and new sign criteria. After delivery of a copy of such amendments and additional and new sign criteria, Tenant shall comply with same. A violation of the Storefront Sign Agreement or any amendments thereto shall constitute a default by Tenant under this Lease. If there is a conflict between the Storefront Sign Agreement and any of the provisions of this Lease, the provisions of this Lease shall prevail.

                                    ARTICLE 8
                                    ---------

                                      TAXES

8.1 Tenant's Obligations. Tenant agrees to pay Landlord its proportionate share of all taxes levied and assessed during the term of this Lease upon the land, buildings and personal property comprising the Office Plaza including the common area of the Office Plaza, including any reassessment resulting from any sale of the Office Plaza. The share of taxes to be paid by Tenant shall be deemed to be the product derived by multiplying the total of the taxes levied or assessed against the Office Plaza by a fraction, the numerator of which is the floor area (as defined in this Lease) contained in the demised premises and the denominator of which is the total floor are contained in the Office Plaza, exclusive of any portion of the total floor area which may be assessed and taxed separately from the portion of the Office Plaza in which the demised premised are located. Tenant shall pay one-twelfth (1/12) of the amount estimated by Landlord for Tenant's share of such taxes with each monthly installment of Minimum Monthly Rental due hereunder.


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     Following  Landlord's receipt of applicable tax bill, Landlord shall notify
     Tenant relative to any additional amount owing, and Tenant shall pay such additional amount to Landlord substantiated by true and correct copies of said expense, if requested in writing by Tenant within thirty (30) days thereafter. In the event Tenant's monthly tax payment exceeds the taxes attributable to the demised premises, such excess shall be credited against Tenant's future tax obligations. Taxes for the first and last years of the term hereof shall be prorated between Landlord end Tenant. For the purposes of this Article 8, taxes shall include, without limitation:

     (a)  Any  assessment,   reassessment  including  but  not  limited  to  any
          reassessment resulting from a transfer of the Office Plaza, any portion thereof, a change in the composition of Landlord, or any construction or reconstruction at the Office Plaza, bond, license fee, levy, penalty or tax (except as excluded pursuant to Section 8.3 below) imposed, assessed or levied against the Office Plaza by any authority having the direct or indirect power to tax, including without limitation any city, county, state or federal government or agency thereof, or any school, agricultural lighting, drainage, fire, street, sanitary or other improvement district thereof.

     (b) Any tax assessed upon or measured by the rents received by Landlord hereunder,

     (c) Any tax, fee or charge on the operation and use of the Office Plaza and/or the common area imposed by the United States Environmental Protection Agency or any other federal, state or local governmental entity, and

     (d) Any impositions (whether or not such impositions constitute tax receipts to governmental agencies) in substitution, partially or totally, of any impositions now or previously included within the definition of real property taxes, including those imposed or required by governmental agencies to increase tax increments to governmental agencies, and for such services as fire protection, street, sidewalk and road maintenance, refuse removal and/or for other governmental services formerly provided without charge to property owners or occupants (it being the intention of Landlord and Tenant that all such new and/or increased impositions and all similar impositions be included within the definition of "taxes" for the purpose of this Lease).

8.2 Personal Property Taxes. Tenant shall also pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed at any time and which become payable during the term of this Lease upon Tenant's leasehold improvements, fixtures, equipment, furniture, inventories or merchandise and any other personal property installed or located on the demised premises whether or not such assessment is made against Tenant or against Landlord, either separately or as part of the assessment of the Office Plaza, and whether installed by Landlord or by Tenant.

8.3 Exclusions. It is agreed and understood that the term "taxes" as used herein shall not include any franchise, excise, gift, estate, inheritance, succession, capital levy or transfer tax of Landlord arising out of or in connection with this Lease or Landlord's rights in the demised premises, or any net income, excess profits or revenue tax, charge or levy against Landlord.


                                    ARTICLE 9
                                    ---------

                                    INSURANCE


9.1 Public Liability and Property Insurance. Tenant shall at all times during the term and any extension hereof, and at its own cost and expense, procure and continue in force workers compensation insurance and bodily injury liability and property damage liability insurance adequate to protect Landlord against liability for injury to or death of any person in connection with the construction of improvements on the demised premises or with the use, operation or condition of the demised premises. The policy shall name Landlord and its manager as an additional insured. Such insurance at all times shall be in an amount of not less than, One Million Dollars ($1,000,000.00) combined each occurrence and in the aggregate insuring against any and all liability of the insured with respect to the demised premises or arising out of the maintenance, use or occupancy thereof. All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property as required under the provisions of
     Article 13 of this Lease. Notwithstanding anything to the contrary contained herein. Tenant shall cause its property damage and public liability policy limits to be adjusted upward annually by a percentage equal to the average percentage increase in the underlying requirements for excess liability carriers with a Bests average of A-VIII or better.

9.2 Leasehold Improvements and Personal Property. Tenant shall at all times during the term hereof maintain in effect policies of insurance covering
     (a) its leasehold improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of this Lease), trade fixtures, merchandise and other personal property from time to time on or upon the demised premises. In the amount not less than Fifty Thousand Dollars ($50,000.00) or their actual replacement cost (whichever is greater), providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief and (b) all


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


     plate glass to the demised premisis. The proceeds of such insurance, so long as this Lease remains in effect, shall be used for the repair or replacement of the property so insured. Upon termination of this Lease, the proceeds under (a) above shall be paid to Tenant, and the proceeds under
     (b) above shall be paid to Landlord.

9.3 Reimbursement of Insurance Premiums. Landlord shall at all times during the term hereof maintain in effect a policy or policies of insurance covering
     (a) the building of which the demised premises are a part in an amount not less than Fifty Thousand Dollars ($50,000.00) or eighty per cent (80%) of the insurable value, which ever is greater, of such building, providing protection against any peril generally included within the classification "Fire and Extended Coverage Insurance," and insuring against such other risks as Landlord may designate, and (b) the rents payable hereunder. The insurance Landlord procures may include coverage on buildings or stores other than the demised premises. Tenant shall pay to Landlord its pro rata share of the cost of such insurance which shall be derived by multiplying said cost by a fraction, the numerator of which is the floor area (as defined in this Lease) contained in the demised premises and the denominator of which is the total floor area of the buildings covered by said insurance. Tenant shall pay one-twelfth (1/12th) of the amount estimated by Landlord to be Tenant's share of such costs with each monthly installment of Minimum Monthly Rental due hereunder. Any insurance coverage herein provided shall be for the benefit of Landlord and all proceeds payable thereunder shall be paid to Landlord free and clear of any claims thereto by Tenant.

9.4 Business Interruption Insurance. Tenant shall at all times during the term hereof maintain insurance covering business interruption insuring that the Minimum Monthly Rental will be paid to Landlord for a period up to one (1) year if the demised premises are destroyed or rendered inaccessible by a risk required to be insured by Tenant under this Lease.

9.5 Policy Form. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies qualified to do business in the State of Nevada and acceptable to Landlord (in its sole discretion). Each policy shall name Landlord as an additional insured and, if requested by Landlord, Landlord's first mortgagee or beneficiary, as their interests may appear, and copies of all policies, or certificates evidencing the existence and amounts of such insurance, shall be delivered to Landlord by Tenant at least ten (10) days prior to Tenant's opening for business in the demised premises. No such policy shall be cancelable except after thirty
     (30) days written notice to Landlord and all such policies or certificates thereof shall so state. Tenant, shall, at least thirty (30) days prior to the expiration of any such policy, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant which amount shall be payable by Tenant upon demand. All such policies of insurance shall be written as primary policies, not contributing with, and not in excess of, coverage Landlord may carry. Any policy may be carried under so-called "blanket coverage" form of insurance policies.

9.6 Waiver of Subrogation. Tenant hereby waives any and all rights of recovery against the officers, employees, agents and representative of Landlord for loss of or damage of Tenant or its property or the property of others under its control, arising from any cause generally covered by fire and extended coverage insurance. Tenant shall obtain and furnish evidence to Landlord of the waiver by Tenant's insurance carriers of any right of subrogation against Landlord.

9.7 Mutual Release. Landlord and Tenant, and all parties claiming under them, mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered, in whole or in part, by insurance on the Demised Premises or in connection with property on or activities conducted on the Demised Premises; and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided, that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage (provided, that in the case of increased cost, the other party shall have the right within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect).

                                   ARTICLE 10
                                   ----------

                               UTILITIES SERVICES

Tenant shall pay for all water, gas, sewer, power and electric current and all other utilities used by Tenant on the demised premises from and after the Lease Commencement Date. If any such charges are not paid when due, Landlord may pay the same, and any amount so paid by Landlord shall thereupon become due to Landlord from Tenant as additional rent. Landlord shall have the option of requiring Tenant to install its own gas and electric meter, at Tenant's expense. In the event that any utilities are furnished by Landlord, the rates charged Tenant shall not exceed those of the local public utility company as if its services were furnished directly to Tenant, and shall not be less than its pro rata share of any jointly metered service based upon the floor area of the buildings serviced. In the case of water and sewer services which may not be separately metered or sub-metered, the Landlord shall obtain from the County or City in which the property is located, the method with which the governing entity calculates the water and sewer fees which may be according to the Tenant's use (Equivalent Residential Units "ERU") and the number and type of fixtures in Tenant's premises. Landlord shall not be liable in damages or otherwise for any


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



failure Interruption of any utility service being furnished the demised premises, and no such failure or interruptions shall entitle Tenant to terminate this Lease or so state payment of any portion of the rest due hereunder. In the event Landlord furnishes any utilities to the demised premises and elects to discontinue, or is tumble to continue. furnishing such utilities for any reason other than the failure by Tenant to pay any utility charge or any rental payment due hereunder, Landlord shall so inform Tenant in writing and Tenant shall, upon receipt of such notice, obtain its own utilities for the demised promises.

                                   ARTICLE 11
                                   ----------

                                   COMMON AREA

11.1 Common Area. Landlord shall make available at all times during the term of this Lease, on such portions of the Office Plaza as landlord shall from time to time designate or relocate, such automobile parking and other common area as Landlord shall loss time to time deem appropriate. Tenant shall have the nor-exclusive right during the term of this Lease to use the common area (except for those portions of the common area on which have been constructed or placed permanent or temporary, kiosks, displays, carts or stands) for itself is employees, agents, customers. invitees and licensees, subject to the restrictions contained herein.

11.2 Common Area Defined. The term "common area" shall mean the portions of the Office Plaza that have at the time in question been designated and improved for confirm use by in for the benefit of more than one (1) tenant or concessionaire of the Office Plaza. Common area may include but not be limited to any of the following: The land and facilities utilized as parking area,; access and perimeter reads: truck passageways (which may be in whole or in part subsurface); service corridors and stairways providing seems from other promises; landscaped arena: exterior walks' stairways; interior corridors; elevators; stairs; arcades; balconies; directory equipment; wash rooms; comfort rooms; drinking fountains; toilets; and other public facilities; and bus stations and taxi stands. but excluding any portion thereof when designated by Landlord for a non-common use, provided any portion of the Office Plaza which is not included within the common area shall be so included when so, designated and improved for common use.

11.3 Control of Common Area. The common area shall be subject to the exclusive control and management of Landlord or each other persons or nominees as, Landlord may have delegated or assigned to exercise such management or control, in whole or in part, in Landlord's place and need. In no event shall Tenet have the right to sell r solicit in any manner in any of the common areas. Landlord shall have the right to close, if necessary, all or any portion of the common area to such extent as may in the opinion of Landlord's counsel be legally necessary to prevent a dedication thereof or the accrual of any rights of any person or of the public therein; to close temporarily all or any portion of the common area to discourage non-customer use; to use portions of the common area while engaged in mating add coal improvements or repairs or alterations to the Office Plaza; and to do and perform such other acts in, to. and with respect to, the common area as Landlord shall determine (in its sole discretion) to be appropriate for the Office Plaza. Landlord shall have the right to increase the size of the common area including the expansion thereof to adjacent property; to reduce the common area; to turn common areas into floor area to be occupied by, tenants of the Office Plaza; to rearrange the parking spaces and improvements on the common area; and to make such changes which in Landlord's sole opinion are deemed to be desirable and for the best interests of all persons using the common area. Tenant agrees that it and its concessionaire, agents, employees. vendors, suppliers and other independent mroeraceoa will use, such access roads and will operate trucks and trailers in delivering merchandise to and from the demised premises upon and over such access roads as are designated therefore by Landlord as a means of ingress to and egress from the demised promises and Tenant shall no responsible for any damage or overloading.

11.4 Rules and Regulations. Landlord shall have the right to establish, and from time to time to change, alter and amend, end to enforce against Tenant and the other users of the common area such rules ad regulations (including the exclusion of employees' parking from the common area) as Landlord, in its sole discretion, may deem necessary or advisable for the proper ad efficient operation and maintenances of the common area. Such rules and regulations may provide, without limitation, the hours during which the common area shall be open for use.

11.5 Parking. It is understood that the employee of Tenant and the other tenants of Landlord within the Office Plaza shall not be permitted to park their automobiles in the automobile parking areas which may from time to time be designated for patrons of the Office Plaza. Tenant shall furnished Landlord with its and in employees' automobile license numbers within fifteen (15) days after opening for business and Tenant shall thereafter notify Landlord of any changes within five (5) days after such change occur. If Tenant or its employees park their cars in the automobile parking areas designated for patrons of the Office Plaza or in reserved designated stalls of others. Landlord may charge Tenant Fifty Dollars ($50.00) per day for each partial day per car parked in any areas other than these so designated. Tenant hereby authorized Landlord to tow away from the Office Plaza at Tenants expanse and only after notice is given to Tenant by Landlord, any improperly parked car or cars belonging to Tenant or Tenants employees and/or attach violation stickers a notices to such cars.



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


                                   ARTICLE 12
                                   ----------

                          COMMON AREA MAINTENANCE COSTS

12.1 Common Area Expenses. During the term of this Lease Landlord shall keep or cause the common area to be kept in a neat, clean and orderly condition, properly lighted and landscaped, and shall repair any damage to the facilities thereof, but all costs and expenses incurred by Landlord in connection therewith shall be charged and prorated in the manner hereinafter set forth. It is understood and agreed that the term "costs and expenses incurred" shall mean all sums expended by Landlord for payment of all work deemed necessary by Landlord (in its sole discretion) for the operation, maintenance, replacement and repair of the common area (the "Common Area Expenses"), including the following (the specific recitation of which shall not be deemed to limit the definition of such coats and expenses): resurfacing, re-striping, cleaning and sweeping the parking area; painting; janitorial services; maintenance, repair and replacement when necessary of roofs, sidewalks, curbs, bumpers, all Office Plaza signs, planting, and landscaping, and lighting and other utilities; operation, maintenance and repair of any common fire protection systems, automatic sprinkler systems and storm drainage systems; personnel to implement such services including the cost of security guards; police and fire protection services; any assessments imposed by governmental agencies; cost of utility services; depreciation on maintenance and operating machinery and equipment, if owned, and rental paid for such machinery and equipment if rented; public liability and property damage insurance on the common area; worker's compensation insurance for personnel; and (i) administrative and overhead costs equal to ten (10%) of the common area costs; and (ii) in the event Landlord supervises, manages and maintains the common area, an amount equal to five percent (5%) of the gross rentals received by Landlord from tenants at the Office Plaza for each calendar year ("gross rentals"); or
     (iii) In the event an independent contractor supervises, manages and maintains the common area, an amount equal to five percent (5%) of the gross rentals to the independent contractor.

12.2 Proration of Common Area Expense. Tenant shall pay to Landlord, as additional rent, Tenant's Share of the Common Area Expenses in the following manner;

     (a) From and after the Lease Commencement Date, Tenant shall pay Landlord on the first day of each calendar month of the term hereof and option periods, extension periods and holding over periods, the Tenant's Share of Common Area Expenses, as estimated by Landlord, which amount shall be deemed to be additional rent. Tenant shall pay the additional rent during any free rent period provided under this Lease. The foregoing estimated monthly charge may be adjusted by Landlord at the end of any month, on the basis of Landlord's experience and anticipated costs.

     (b) Within ninety (90) days following the end of each calendar year, Landlord shall furnish Tenant with a statement covering the calendar year just expired, certified as correct by Landlord, showing the total of the costs and expenses incurred, and if requested by Tenant in writing true and correct copies of said expenses, with respect to the common area, the amount of Tenants Share of Common Area Expenses for such calendar year, and the payments made by Tenant with respect to such calendar year as set forth in subparagraph (a) above. If the amount of Tenant's Share of the Common Area Expenses exceed Tenants payments so made, Tenant shall pay to Landlord the deficiency within ten (10) days after receipt of said statement. If the amount of said payments exceed the amount of Tenant's Share of Common Area Expenses, Tenant shall be entitled to offset the excess against payments next thereafter to become due to Landlord as set forth in said subparagraph
          (a). The term "Tenant's Share" shall mean the percentage proportion that the square footage of the floor area of the demised premises bears to the total square footage of the floor area of all stores or store spaces in the Office Plaza, including the demised premises. Certain expenses may be calculated as "Building" Common Area Cost versus "Center" Common Area Costs, in which case, their percentage that the floor area of the Premises is to the total will vary. All floor area computations shall be determined by Landlord in its sole and reasonable judgment. For any expenses which are within Landlord control (which excludes taxes, utilities and insurance), Landlord shall not pass through any expense increases on expenses within Landlord control, that are more than five percent (5%) over prior year's cost.

12.3 Required Alteration. If at any time Landlord is required by any rule, regulation or law ("building regulations") to make any changes, alterations, or improvements to the common areas or demised premises or any Portion of the Office Plaza, including without limitation electrical, mechanical or other systems or components thereof ("required alterations"), but excluding required alterations attributable to Tenants specific use and occupancy of the demised promises, which alterations shall be Tenants sole responsibility, all costs relating to such required alterations fairly characterized as "expenses" under generally accepted accounting principles shall be fully included in Common Area Expenses for the year in which such charges accrue or in the year Landlord pays such charges, as Landlord shall elect, and if under generally accepted accounting principles, any portion of all such costs must be allocated to capital improvements to be depreciated or amortized over two (2) or more years, landlord shall be entitled each year during the term hereof to include that portion of such capital costs toward Common Area Expenses as Landlord's accountant reasonably determines to be a fair estimate of the depreciation or amortization which would be chargeable for such capital improvements during such year, based upon a reasonable estimate of the useful life of the required alteration.

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



                                   ARTICLE 13
                                   ----------

                                    INDEMNITY

Tenant and Landlord hereby indemnifies and holds the other party harmless from and against (a) any and all claims arising from Tenant's or Landlord's construction on or use of the demised premises for the conduct of its business or from any activity, work or thing done, pertained or suffered by Tenant or Landlord and their respective agents and employees in or about the demised premises; (b) any and all claims arising from any breach or default in the performance of any obligation on Tenant's or Landlord's part to be performed under the terms of this Lease, or arising from any as or negligence of Tenant or Landlord, or any of its respective agents, contactors or employees; and (c) all costs, reasonable attorneys' fees, expenses and liabilities incurred by Landlord or Team in defending any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord or Tenant by reason of any such claim, Tenant, upon notice from Landlord or Landlord, upon notice from Tenant shall defend the same at the appropriate party's expense by counsel reasonably satisfactory to Landlord or Tenant. Tenant, as a material part of the construction to Landlord, hereby assumes all risks of damage to property or injury to persona, in, upon or about the demised premises from any cause by Tenant and Tenant hereby waives all claims in respect thereof against Landlord. Landlord assumes all risks of damage caused by Landlord or its employers or agents which are covered by Landlord's insurance policies on the Office Building.

                                   ARTICLE 14
                                   ----------

                      EXEMPTION OF LANDLORD FROM LIABILITY

Except in the case of Landlord's gross negligence, Tenant hereby agrees that Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or by any other person in or about the demised promises causal by or resulting from fire, storm, electricity, gas, water or rain which may leak or flow from or into any part of the demised premises. or from the breakage, leakage. obstruction or outer defects of the pipes, sprinklers, wires, appliance., plumbing, air conditioning or lighting fixtures whether said damage or injury results from conditions arising upon the demised premises or from other sources. Tenant further agrees that Landlord shall not be liable for any damages arising from any act or negligence of any other tenant of the Office Plaza.

                                   ARTICLE 15
                                   ----------

                                QUIET POSSESSION

Landlord agrees that Tenant, upon paying the rent and perfuming the covenants and conditions of this Lease, may quietly have, hold and enjoy the demised premises during the term hereof.

                                   ARTICLE 16
                                   ----------

                              ESTOPPEL CERTIFICATE

Within five (5) business days after written request by Landlord. Tenant shall execute and deliver to Landlord a statement substantially in the form of Exhibit E attached hereto. Any such statement may be conclusively relied upon by any prospective purchase or encumbrances of the demised premises or of all or any portion of the Office Plaza of which the demised promises are a part. Further, such failure to deliver such statement (showing any exceptions to any of the statements of fact required thereby) shall be a material breach of this Lease and Landlord may, in addition to any other remedies it has at law or in equity, terminate this Lease.

                                   ARTICLE 17
                                   ----------

                             REPAIRS AND MAINTENANCE

17.1 Tenant 's Maintenance Obligations. Tenant shall, during the term of this Lease and any option periods thereof; keep the demised premises, including ail improvements constructed by Tenant therein, in good order, condition and repair, including the interior surface of exterior walls; all windows, doors, door frames, and door closures all plate glass, storefronts and showcases; all carpeting and other floor covering; all electrical equipment; all handling and air conditioning equipment; and all plumbing and sprinkler systems, if any, installed therein; and shall as necessary, or when required by governmental regulations make modifications or replacements thereof. Landlord shall have no obligation to repair or maintain the demised premises or improvements constructed therein except as expressly provided to this Lease. Tenant hereby waives the right to make repairs at Landlord's expenses under the provisions of any laws permitting repairs by a tenant at the expense of Landlord. [text struck through]

17.2 Tenant's Failure to Maintain Demised Premises. If Tenant refuses or neglects to make repairs to and/or maintain the demised premises, or my part thereof; in a manner reasonably satisfactory to Landlord. Landlord shall have the right, but shall not be obligated, to make such repairs or port perform such maintenance


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



on behalf of and for the account of Tenant. In such event, Tenant shall pay promptly upon demand therefor, as additional rent, the cost of such work plus an overhead surcharge of fifteen percent (15%) of such cost.

17.3 Landlord's Maintenance Obligations. Landlord, as a Common Area Expense, shall keep in good order, condition and repair the foundations, exterior walls (excluding the interior of all walls and the exterior or interior of any windows, doors, plate glass and display windows) and roof (excluding interior ceiling) of the demised promises, except for any damage thereto caused by any act, negligent or omission of Tenant, except for reasonable wear and tear, and except for any structural alterations or improvements required by any governmental agency by reason of Tenants use and occupancy of the demised premises.

17.4 Right of Entry. Tenant agrees to permit Landlord or Landlord's lender and their authorized representatives to enter the demised premises at all times during usual business hours for the purpose of inspecting the same. Tenant further covenants and agrees that Landlord may go upon the demised promises and make any necessary repairs to the demised premises and perform any work therein that (a) may be necessary to comply with any law, ordinance, rule or regulation of any public authority, (b) Landlord may deem necessary to prevent waste or deterioration in connection with the demised premises; or
     (c) Landlord may deem necessary to perform remodeling or other construction work incidental to any portion of the Office Plaza, including without limitation the premises of another tenant, adjacent to, above, or below the demised premises. Nothing herein contained shall imply any duty on the part of Landlord to do any such work which under any provisions of this Lease Tenant may be required to do, nor shall it constitute a waiver of Tenants default in failing to do the same. No exercise by Landlord of any rights herein reserved shall entitle Tenant to any damage for any injury or inconvenience occasioned thereby nor to any abatement of rent. In the event Landlord makes or causes any such repairs to be made or performed, as provided for herein, Tenant shall pay the cost thereof to Landlord, forthwith, as additional rent upon receipt of a bill therefore. In the event of emergency repairs, Tenant hereby grants to Landlord the right to enter upon the demised premises at any time.

17.5 Condition of Demised Premises. Tenant agrees upon the expiration or earlier termination of this Lease to surrender the demised premises to Landlord in good order, condition and repair, ordinary wear and tear excepted.

                                   ARTICLE 18
                                   ----------

                                   ALTERATIONS

18.1 Permitted Alterations. After initial improvements are completed by Landlord, Tenant shall not make any alterations or additions to the demised premises nor make any contract therefore without first procuring Landlord's written consent (which may he withheld by Landlord in its sole discretion), except for non-structural, interior alterations, improvements or adjustments costing less than five Thousand Dollars ($5,000.00) in any calendar year. All alterations, additions and improvements made by Tenant to or upon the demised premises including floor coverings but excluding light fixtures, signs, cases, counters or other removable trade fixtures. shall at once when made at installed be deemed to have become the property of Landlord; provided, however if prior to termination of this Lease, or within fifteen (15) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall promptly remove the additions. improvements, fixtures, trade fixtures and installations which were placed in or on the demised promises by Tenant and which are designated in said notice and shall repair any damage occasioned by mob removal. If Tenant shall fail to remove any such addition, improvement, fixture or trade fixture as directed by Landlord, Landlord may effect such removal and repair at Tenant's expense.

18.2 Standards of Construction. All work with respect to alternations, additions, and changes shall not diminish the markets value of the demised premises and shall be done in a good and workmanlike manner and diligently pursue to completion to the end that the improvements on the demised premises shall at all times be a complete unit except during the period of work. Any such changes, alterations and improvements shall be performed and done strictly in accordance with the laws and ordinances relating thereto, and with the requirements of all carriers of insurance on the demised premises and the Board of Underwriters, Fire Rating Bureau, or similar organization. In performing the work of any such alterations, additions or charges, Tenant shall have the work performed in such a manner so as not to obstruct the access to the Office Plaza of any other tenant in the Office, Plaza, nor interfere with the quiet enjoyment of the other tenants of the Office Plaza.

18.3 Notification of Landlord. At least ten (10) days prior to commencing any such work or construction in or about the demised promises, Tenant shall notify Landlord in writing of the expected date of commencement thereof Landlord shall have the right at any time and from time to time to post and maintain on the demised premises such notices as Landlord deems necessary to protect the demised premises and Landlord or vendors.

18.4 Performance and Completion Bond. After initial construction, before the commencement of any alterations or additions to the demised premises. Tenant, at its sole cost, shall furnish to Landlord a performance and completion bond issued by an insurance company licensed to do business in Nevada, in a sum equal to one and one-half times the cost of the alterations (as determined by the construction contract

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between  Tenant  and  its  contractor)  guaranteeing,   the  completion  of  the
alterations or additions free and clear of all lines end other charger, in accordance with the plans and specifications approved by Landlord, City, County, and any other governmental agencies that may be dictated by the plans or the lease agreement.

                                   ARTICLE 19
                                   ----------

                                MECHANICS' LIENS

19.1 Mechanics' Liens. Tenant hereby agrees that it will pay or cause to be paid all costs for work done by it or caused to be done by it on the demised promises, and it will keep the demised premises free and clear of all mechanics' liens on account of work done by Tenant or persons claiming under it. Tenant hereby agrees to indemnify and save Landlord fee and harmless against liability, loss. damage, costs, attorneys' fees, and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it.

19.2 Contest of Lien. If Tenant shall desire to contest any claim of lien, it shell furnish Landlord adequate security of the value or in the amount of the claim, plus estimated coats and interest or a bond or a responsible corporate surety in such amount as is necessary to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once.

19.3 Tenant's Default. If Tenant shall be in default in paying any charge for which a mechanics' lien claim and suit to foreclose the lien have been filed, and shall not have given Landlord security to protect the demised premises and Landlord against such claim of lien, than Landlord may, but shall not be obligated to, pay the said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant agrees to and shall pay the same with interest at the maximum lawful rate from the dates of Landlord's payments.

19.4 Notice. Should any claims of lien be filed against the demised premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

19.5 Right of Entry.  Landlord or its representatives shall have the right to go
     upon  and  inspect  the  demised   premise,   including  the   improvements
     constructed thereon, at all reasonable times.

                                   ARTICLE 20
                                   ----------

                             DAMAGE AND DESTRUCTION

20.1 Restoration. In the event of the partial or total damage or destruction of the building of which the demised premises are a part during the term hereof from any cause, except if due to the negligent acts or emissions of Tenant its agents or employees, or to the failure on the part of Tenant to perform or observe any of Tenants covenants or conditions contained herein, Landlord shall, to the extent of the proceed available to Landlord from the insurance referred to in Station 9.3 hereof, forthwith repair and reconstruct said building to substantially the same condition which said building was in immediately prior to such damage or destruction, provided such repairs a reconstruction can be made under then existing laws and regulations. In the event of such reconstruction, Tenant, at its sole cost and expense, shall be responsible for the repair and restoration of all items set forth in "Description of Tenant's Work" in Exhibit B and all improvements within Premises as those existing immediately prior to the casualty, and the replacement of its stock-in-trade, trade fixture, furniture, furnishings and equipment and Tenant shall commence such repair and restoration and the installation of fixtures, equipment and merchandise promptly upon delivery to it of possession of the demised premises and shall diligently pursue such work and installation to completion. With respect to any damage a destruction which Landlord is obligated to repair or any elect to repair order the terms of this Article, Tenant hereby waives the provisions of any law authorizing the termination of a lease upon the complete or partial destruction of the demised premises. Notwithstanding anything above m the contrary, in the event the demised promises ere partially or totally damaged or destroyed by a cause or casualty other than those covered by said insurance, or by any cause at any time during the last two (2) years of the term hereof or in the event the demised premises are, or the building in which the demised promises are situated is, damaged or destroyed by any cause or casualty to the extent of not less than thirty-three and one-third percent (33-1/3%) of the replacement cost thereof at the time of such damage or destruction, or if in the sole opinion of Landlord the restoration of the demised premises cannot be completed within six (6) months from the occurrence of the damage or destruction, or if in the sole opinion of Landlord repairs cannot be adequately made, then Landlord may elect to terminate this Lease by giving written notice to Tenant of such termination within ninety (90) days after the occurrence of such damage or destruction.

20.2 Termination. Unless this Lease is terminated as provided above, such destruction shall in no way annul or void this Lease and Tenant shall continue the operation of its business during any such period. Provided, however, that at Landlord's option either (a) the Minimum Monthly Rental shall be reasonably reduced by

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



Landlord in proportion to the extant that Tenant is deprived of the use of the demised premises, or (b) the Minimum Monthly Rental shall not be reduced but Tenant shall be entitled to have the proceeds of the business interruption insurance required under Section 9.4 hereof applied to such obligation.

                                   ARTICLE 21
                                   ----------

                                 EMINENT DOMAIN

21.1 Definitions of Taking. The term "mini taking" means the taking of so much of the demised premises by right of eminent domain or other authority of law, including a voluntary transfer under the threat of the exercise thereat that the remainder of the demised premises is not suitable to conduct the basins which Tenant intends to conduct therein. The term "partial taking" means the taking of a portion of the demised premises which does not constitute a total taking as above defined.

21.2 Total Taking. If during the term hereof there shall be a total taking by public authority under the power of eminent domain, then this Lease, and the leasehold estate of Tenant in and to the demised premise, shall cease and terminate as of the date the condemning authority takes actual physical possession of the demised premises.

21.3 Partial Taking. If during the term hereof them shall be a partial taking of Tenants demised premises, this Lease, as to the portion of the demised premises so taken, shall terminate m the dam on which the condemning authority takes anal physical possession of such portion, but this Lease shall continue in full force and efface as to the remainder of the demised premises. The Minimum Monthly Rental payable by Tenant for the balance of the tent shall be abated in the ratio that the floor area of the demised premises taken boars to the total floor ones of the demised premises immediately prior m such taking, and Landlord shall make all necessary exterior and structural repairs or alteration in order to make the remaining portion of the demised premises a complete architectural unit.

21.4 Award. All compensation and damages awarded far the taking of Tenants demised premises or any portion thereof shall belong to and be the sole property of Landlord, and Tenant shall not have any claim, or be entitled to say award for diminution in value of its leasehold internal hereunder or for the value of any unexpired term of this Lease; provided, however, that Tenant shall be entitled to make its own claim for and receive any award that may he made for Tenant's improvements, or an account of any cost or loss Tenant may sustain in the removal of Tenant's trade fixtures, equipment, and furnishings.

21.5 Proration of Rent. If this Lease is terminated pursuant to the provisions of this Article, then all rentals and other charges payable by Tenant to Landlord hereunder shall be paid up to the date on which possession shall be taken by the condemning authority and any rentals and other charges theretofore paid by Tenant which are applicable to any period subsequent to the date possession is taken, shall be repaid to Tenant by Landlord, and the parties shall thereupon be released from all further liability hereunder.

21.6 Waiver of Rights of Termination. Tenser hereby waives my statutory rights of termination which may arise by reason of any partial taking of the demised promises under the power of eminent domain.

21.7 Subordination. The foregoing provisions of Article 21 are and shall be subordinate to the lien of any trust deed of trust of any bank insurance company or other lending institution now of record or recorded after the date of this Lease affecting the demised premises. Such subordination is effective without any further act of Tenant. Tenant shall, from time to time on request from Landlord, execute and deliver any documents or instruments that may be required by the lender to effectuate any subordination.

                                   ARTICLE 22
                                   ----------

                   DEFAULTS BY TENANT AND LANDLORD'S REMEDIES

22.1 Events of Default. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by
     Tenant:

     (a) Any failure by Tenant to pay the rental or make any otherpayment required to be made by Tenant hereunder when due.

     (b) The abandonment of the demised premises by Tenant, or the vacation (defined to be ten [10] or more days of continual absence from the demised premises) of the demised premises by Tenant

     (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for fifteen (15) days after written notice thereof by Landlord to Tenant; provided however, that if the nature of such default is such that the same cannot reasonably be cured within such fifteen (15) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such case and thereafter diligently prosecutes the same to completion. Said written notice shall he In lieu of, and not in addition to, any notice required under the laws of the Sate of Nevada, or any similar, superseding statute.

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


     (d) The making by Tenant or by any guarantor of Tenant's obligations under this Lease of any general assignment for the benefit of creditors; the insolvency of Tenant or of any guarantor of Tenant's obligations under this Lease or the inability of Tenant or any such guarantor to make payment on it obligations generally as they become due; the filing by or against Tenant or any such guarantor of a petition to have Tenant or such guarantor adjudged a bankrupt or of a petition far reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or such guarantor, the same is dismissed within sixty [60] days) the appointment of a trustee or receiver to take possession of substantially all of Tenants assets located at the demised premises, or of Tenant's interest in this Law, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenants assets located at the demised premises or of Tenants interest in this Lease, where such seizure is not discharged within thirty (30) days.

22.2 Landlord's Right to Terminate Lease. In the event of any such default by Tenant, then in addition to any other remedies available to Landlord a law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect so to terminate this Lease then Landlord may recover from Tenant:

     (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

     (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proven could have been reasonably avoided; plus

     (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

     (e) At Landlord's election, such other amounts in addition to or in lien of the foregoing as may be permitted from time to time by applicable Nevada law. The term "rent" as used herein shall be deemed to include Minimum Monthly Rental and all other sums required to be paid by Tenant pursuant to the terms of this Lease. All such sums, other than the Minimum Monthly Rental, shall be computed on the basis of the avenge monthly amount thereof accruing during the immediately preceding fifteen (15) month period prior to default except that if it becomes necessary to compute such round before such a fifteen (15) month period has occurred, then on the basis of the avenge monthly amount seeming during such shorter period. As used In subparagraphs
          (a) and (b) above. the "worth at the time of award" is computed by allowing interest at eighteen percent (18%) per annum. or such lesser amount as may then be the maximum lawful rate. As used in subparagraph
          (o) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

22.3 Landlord's Right to Reenter Demised Premises. In the event of any such default by Tenant, Landlord shall also have the right with or without terminating this Lease, to reenter the demised premises and remove persons and property therefrom by summary proceedings or otherwise; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant

22.4 Right to Recover Rents or Rolet In the event of the vacation (a defined herein) or abandonment of the demised premises by Tenant, or in the event Landlord final elect to reenter as provided in Section 22.3 above or shall take possession of the demised premises pursuant to legal proceedings or pursuant to any notice provided by law, and if Landlord dose not elect to terminate this Least as provided in Section 22.3 above, then Landlord may from time to time without terminating this Lease, either recover all rental as it becomes due or related the demised premises or any part thereof for such term or terms and at such rental or rentals and upon other terms and conditions a Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the demised premises.

22.5 Application for Rent. In the event that Landlord shall elect so to rolet, then rentals received by Landlord from such relating shall be applied first, to the payment of any indebtedness, other than rent due hereunder, owed by Tenant to Landlord; second to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the demised premises; fourth, to the payment of rent due and unpaid hereunder; and the residue if any, shall be held by landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rental received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such



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





     deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making any such alteration, and repairs not covered by the rentals received from such reletting.

22.6 No Termination. No reentry or taking possession of the demised premises by Landlord pursuant to this Article shall be constructed as an election to terminate this Lease unless a written notice of such intention be given by Landlord to Tenant or unless the termination thereof be denied by a court of competent jurisdiction. Landlord may at anytime after such reletting elect to terminate this Lease for any such default by Tenant

22.7 Disposition of Fixtures. In the event of default under ibis Lease, Landlord shall have the option (a) to take exclusive possession of Tenant's trade fixtures, furniture, equipment, improvements, additions and alterations and use the same rent or charge free until the default is cured, (b) to require Tenant to remove same, at its sole cost and expense, or (c) in the event this Lease is terminated by reason of such default, to take full possession of same to be disposed of or to be put to any purpose Landlord desires. Tenant agrees to keep all of Its trade fixtures, furniture and equipment free of liens and shall not use the same as security in any loan arrangement

                                   ARTICLE 23,
                                   -----------

                              DEFAULTS BY LANDLORD

23.1 Tenant's Remedies. In the event Landlord shall neglect or fail to perform or observe any of the covenants, provisions, or conditions contained in this Lease on its part to be performed or observed within thirty (30) days after written notice of default (or if more then thirty [30] days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after written notion thereof), then in that event Landlord shall be liable to Tenant for any and all damages sustained by Tenant as a result of Landlord's breach; provided, however. it is expressly understood and agreed that any money judgment resulting from any default or other claim arising under this Lease shall be satisfied only out of the net rents, issues, profits and other income (called "net income" for purposes of this Article only) actually received from the operation of the Office Plaza and no other real, personal or mixed property of Landlord (the term "Landlord" for purposes of this Article only shall mean any and all partners, both general and/or limited, if any, which comprise Landlord), wherever situated, shall be subject to levy an any such judgment obtained against Landlord, and if such net income is insufficient for the payment of such judgment, Tenant will not institute any farther action, suit, claim or demand, in law or in equity, against Landlord for or on the account of such deficiency. Notwithstanding any provision of this Lease to the contrary, Tenant shall have no right to terminate this Lease in an event of default by Landlord hereunder.

23.2 Right to Cure. If the demised premises or any part thereof are at any time subject to a first mortgage or a first deed of trust (hereinafter called "Mortgagee" for purposes of this Article only) and Tenant is given written notice thereof including the post office address of such Mortgagee, then Tenant shall give written notice to such Mortgagee. specifying the default In reasonable detail, and affording such Mortgagee a reasonable opportunity to make performance for and on behalf of Landlord. If and when the said Mortgagee has made performance on behalf of landlord. such default shall be deemed cured.

                                   ARTICLE 24
                                   ----------

                  LANDLORD'S RIGHTS TO EXHIBIT DEMISED PREMISES

Landlord and the authorized representative of Landlord may enter the demised premises at all reasonable times for the purpose of exhibiting the same to prospective purchasers and, during the final six (6) months of the term of this Lease or any extension(s) therof; may exhibit the demised premises for hire and may display on the property the usual "For Lease" signs, and such signs shall remain unmolested upon the demised premises

                                   ARTICLE 25
                                   ----------

                            SUBORDINATION, ATTORNMENT

25.1 Subordination- Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust. or other lien presently existing hereafter arising upon the demised premises or the building of which the demised premises are a part, and to any renewals, refinancing, and extension thereof upon request of Landlord or its Lender, Tenant shall in writing subordinate its rights hereunder to any mortgage or deed of trust or other lien presently existing or hereafter arising upon the devised premises (or the building of which the demised premises are a part), and to all advances made or hereafter to be made upon the security thereof; or the interest of any lease in which Landlord is lessee. Any such mortgage deed of trust trustee or beneficiary or lessor of Landlord may at its option subordinate its mortgage or lease to this Lease and Tenant agrees to execute any document accomplishing some.

25.2 Attornment. In the event any proceedings are brought for the foreclosure of such lien, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the

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





     demised premises, or should the Lease in which Landlord is lessee be terminated, Tenant shall attorn to the purchaser upon any such foreclosure or sale or termination and recognize such purchaser or lessor as the landlord under this Lease.


25.3 Lease   Continues.   The   provisions  of  thin  Article  to  the  contrary
     notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

                                   ARTICLE 20
                                   ----------

                     ASSIGNMENT, SUBLETTING AND ENCUMBRANCE

26.1 Consent of Landlord. Tenant shall not, directly or indirectly, voluntarily or by operation of law assign, license, concede, franchise, transfer, mortgage, hypothecate, or otherwise encumber all or any part of Tenants interest in this Lease or in the demised premises, and shall not sublet, franchise, change ownership licensee or concede all or any pant of the demised premises (herein collectively referred to in this Article as "Assignment") without the prior written consent of Landlord in each instance, which consent may be withheld by Landlord in the sole discretion, and any attempted Assignment without such consent shall be wholly void and shall confer no rights upon any third parties. For purposes of this Article 26, the term "Assignee" shall mean any assignee, licenses, concessionaire, franchisee. transferee, mortgagee, or sublessee.


26.2 Tenant's Application. In the event Tenant desires at any time to assign this Lease or sublet the demised premises, or any portion thereof, Tenant shall give written notice to Landlord of its intention, requesting Landlord's consent thereto. Such written notice shall be submitted to Landlord no more than ninety (90) days and no leas than sixty (60) days prior to the effective date of such proposed assignment, and shall contain the following information: (a) a notice of intention to assign the Lease or sublet the demised premises. requesting Landlord's consent thereto; (b) the proposed effective date of the proposed assignment (c) the name of the proposed Assignee; (d) the nature of the business to he carried out upon the demised premises by the proposed Assignee; (e) the terms and provisions of the proposed assignment (f) a copy of the proposed assignment or, if the name is not available, the letter of commitment or letter of intent; (g) a current, audited financial statement of the proposed Assignee; and (h) such other information Landlord may request. Landlord may, at any time within thirty (30) days after its receipt of such notice of a proposed assignment approve of disapprove of such proposed Assignment in writing to Tenant, or elect to terminate this Lease as provided in Section 26.9 below. If Landlord consents to the proposed assignment in writing, so long as Tenant shall not be in breach or default of any of its obligations under this Lease, Tenant may enter into the assignment in accordance with the terms and conditions contained in Tenant's notice. If Landlord fails to exercise its right to consent to or disapprove of the proposed assignment within such thirty (30) day period, landlord shall be deemed to have disapproved such proposed assignment.

26.3 Increased Rental Upon Assignment; Excess Consideration. If, in the event of any approved Assignment by Landlord of all or say portion of the demised premises, the Minimum Monthly Renal specified in Article I, or the portion thereof related to that portion of the demised premises subject to the Assignment, shall be increased (but never decreased) effective as of the data of such Assignment, to the total rent payable by the Assignee so Tenant.

26.4 Fees. In the event Tenant shall request the consent of Landlord for an Assignment as required by the provisions of this Article, Tenant shall pay to Landlord the sum of five Hundred Dollars ($500.00) as a non-refundable fee for the processing and reviewing of such application by Landlord. In addition to said fees Tenant shall pay to Landlord all reasonable attorneys' fees incurred by Landlord in connection with such processing and review.

26.5 No Release of Tenant. No consent by Landlord to any Assignment by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent or Assignment. The consent by Landlord to any Assignment shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other Assignment. The acceptance of rent by Landlord from any person or entity other than Tenant shall not be deemed to be a waiver by Landlord of any provision of this Lease or a consent to any Assignment, or a release of Tenant from any obligation under this Lease. Consent to one (I) Assignment shall not be deemed to constitute consent to any subsequent Assignment Tenant hereby specifically waives and releases any contract tort or other claims or causes of action against Landlord arising out of Landlord's failure to consent to any Assignment.

26.6 Form of Assignment. Each assignment to which there has been the consent of Landlord shall be by an instrument in writing in form satisfactory to Landlord and shall be executed by the transferor, assignor, sublessor, licensor. concessionaire, hypothecator or mortgagor, and the assignee. One
     (1) fully executed copy of such written instrument shall be delivered to Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provisions of this Article shall operate to prevent any such Assignment from becoming effective.

26.7 Assumption of Obligations. Each Assignee, other than Landlord, shall assume all of the obligations of Tenant under this Lease, and shall be and shall remain liable, both jointly and severally with Tenant' for the


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     payment  of all  rent,  and for the due  performance  of all of the  terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the remainder of the term of this Lease.

26.8 Assignment of Interest. If Tenant hereunder is either a partnership, limited liability company, unincorporated association or a corporation which, under applicable laws, is not deemed a public corporation, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, limited liability company, or partnership, in the aggregate in excess of twenty-five percent (25%) shall be deemed an Assignment within the meaning and provisions of this Article 26.

26.9 Option to Terminate. Landlord may elect, by written notice to Tenant that a new lease shall be executed by Landlord and Assignee given within thirty
     (30) days after receipt of Tenant's notice of a proposed Assignment, to terminate this Lease. or in the case of a proposed Assignment of a portion of the demised premises, to terminate this Lease with respect to such portion. effective as of a date not less than thirty (30) days following Landlord's notice of such election. Upon such termination, Tenant shall be relieved from any further liability under thus Lease (regarding the portion of the demised premises which are no longer subject to this Lease) according after the date of such termination.

                                   ARTICLE 27
                                   ----------

                                     NOTICES

Whenever under this Lease a provision is made for any demand, notice or declaration of any kind or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other, it shall be in writing and either saved personally or sent by registered mail or certified mail, return receipt requested, with postage prepaid, addressed to Tenant or Landlord, as the case may be, at the address specified as "Address for Notices" for each in Article 1 of this Lease. Either party may by like notice at any time and from time to time designate a different address to which notices shall be sent. Notice shall be effective when personally delivered as above specified. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of four (4) calendar days after it is so deposited.

                                   ARTICLE 28
                                   ----------

                      SALE OF DEMISED PREMISES BY LANDLORD

Notwithstanding anything contained herein to the contrary, Landlord may assign, in whole or in part, Landlord's interest in this Lease, and may sell all or part of the Office Plaza. In the event of any sale or exchange of the demised premises by Landlord and/or an assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the demised premises or to this Lease occurring after the consummation of such sale or exchange and/or assignment.

                                   ARTICLE 29
                                   ----------

                                SECURITY DEPOSIT

Upon execution of this Lease, Tenant will deposit with Landlord the sum specified as "Security Deposit" in Article 1 hereof as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. Landlord may commingle the Security Deposit with Landlord's other funds. Said deposit shall be held by Landlord without obligation or liability for payment of income from or interest on said deposit. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of any rent or other charges, Landlord may use, apply or retain all or any part of said deposit for the payment of any rent or other charge in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may .suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Tenant's dilute to do so shall be a material breach of this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, said deposit or so much thereof as has not theretofore been applied by Landlord, shall be returned to Tenant (or, at landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the term hereof. The making by Tenant of such deposit, or the application thereof by Landlord in the manner hereinabove provided, shall not constitute nor be construed as a limitation upon the exercise by Landlord of any other rights or remedies provided to Landlord under the terms of this Lease in the event of Tenant's default. In the event Landlord sells the Office Plaza, then Landlord may assign said deposit t the purchaser of Landlord's interest in the demised premises without liability to Tenant and upon such assignment Landlord shall be discharged from further liability with respect to such deposit

                                   ARTICLE 30
                                   ----------

                                TITLE OF LANDLORD



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Landlord covenants that as of the date hereof there are no liens upon its estate other than (a) the effect of covenants, conditions, restrictions, easements, mortgages or deeds of trust ground leases, rights of way, and any other matters or documents of record (hereinafter referred to as the "Agreements"); (b) the effect of any zoning laws of the City, County and State where the Office Plaza is situated; and (c) general and special taxes not delinquent. Tenant agrees:
(i) that as to its leasehold estate it, and all persons in possession or holding under it, will conform to and will not violate the terms of the aforementioned Agreement or said matters of record; and (ii) that this Lease is and shall be subordinate to the Agreement and any amendments or modifications thereto, and Tenant further agrees, at the option of Landlord, to execute and return to Landlord within ten (10) days after written demand therefor by landlord, an
agreement  in  the  form   provided  by  Landlord   with  said  written   notice
subordinating this Lease to the Agreements.

                                   ARTICLE 31
                                   ----------

                                    NET LEASE

This Lease shall be a "Net Lease and Tenant recognizes and acknowledges, notwithstanding terms or provisions to the contrary provided for herein and without limiting the generality of the other terms or provisions of this Lease, that it is the intent of the parties hereto that any and all rentals in this Lease provided to be paid by Tenant to Landlord, shall be net to Landlord, and any and all expenses incurred in connection with the demised premises and the Office Plaza, or in connection with the operations thereon, including but not limited to any administrative expenses, management services, outside professional services, all taxes, assessments, general or special license fees. insurance premiums, public utility bills and costs of repair, maintenance and operation of the demised premises and the Office, Plaza and all buildings, structures, roofs, permanent fixtures and other improvements comprised therein, together with the appurtenances thereto, shall be paid by Tenant in addition to the rental provided for herein.

                                   ARTICLE 32
                                   ----------

                         RELOCATION OF DEMISED PREMISES

Intentionally deleted.

                                   ARTICLE 33
                                   ----------

                          HAZARDOUS AND TOXIC MATERIALS

33.1 Hazardous Materials. For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substance." in the Comprehensive Environmental Responses, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ## 9601.9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ## 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ## 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to. or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials laws").

33.2 Notification. Tenant will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the demised premise, or the Office Plaza, by Tenant, in agents. employees, or contractors. Tenant will not permit the demised premises or the Office Plaza to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (i) any and all enforcement cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, a threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the demised premises: and (ii) all claims made or threatened by any third party against Tenant Landlord, or the demised premises relating to the damage, contribution, cost recovery. compensation, loss, or injury resulting form any Hazardous Materials in, on, or about the demised premises.

33.3 Indemnification. Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees including attorneys' fees and coats, arising out of or in connection with Tenant's breach of its obligations in this Article 33. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the demised premises to the condition existing prior to the introduction of Hazardous Materials by Tenant, its agents. employees, a contractors. Tenant's obligations under this Article 33 will survive the expiration or other termination of this Lease.

                                   ARTICLE 34
                                   ----------

                                  MISCELLANEOUS

34.1 Negation of Partnership. Nothing herein contained, either in method of computing rent or otherwise, shall create between the parties hereto, or be relied upon by others as creating, any relationship of partnership, association, joint venture, or otherwise. The sole relationship of the parties hereto shall be that of landlord and tenant.



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34.2   Applicable  Law.  The  laws of the  State  of  Nevada  shall  govern  the validity, performance and enforcement of this Lease. Should either party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that the venue of such suit or action shall be in Clark County, Nevada.

34.3 Gender. The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a tenant herein, whether the same shall be composed of one (1) or more individuals (a) or entity(ies); and if Tenant shall be comprised of more than one (I) individual or entity, any notice required or permitted by the terms of this Lease may be given by or to any one (1) thereof and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Tenant shall be deemed a proper reference even though Tenant may be an individual, a partnership, a corporation or a group of two (2) or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one (1) tenant and to either corporations, associations, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

34.4 Successors. The terms and agreements as contained in this Lease shall apply to. run in favor of and shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, executors, administrators, personal representatives and assigns and successors-in-interest.

34.5 Entire Agreement. It is understood that there are no oral agreements or representations between the parties hereto affecting this Lease, and this Lease supersedes representations and cancels any and all previous negotiations, arrangements, brochures, agreements or representations and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. There are no other representations or warranties between the parties and all reliance with respect to representations is solely upon the representations and agreements contained in this document.

34.6 Corporate Tenant. In the event Tenant hereunder shall be a corporation, the parties executing this Lease on behalf of Tenant hereby covenant and warrant that the Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State of Nevada and all franchise and corporate taxes have been paid to date, and all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due. Each individual executing this Lease, on behalf of said corporation, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the articles, bylaws and properly executed resolution of the Board of Directors of said corporation, that this Lease is binding and obligatory upon said corporate Tenant, and shall deliver to Landlord, upon the execution hereof a corporate resolution, in the form of Exhibit I attached hereto, approving this Lease and the individual(s) to execute this Lease on behalf of the Corporation. The requirements of this Paragraph shall also apply should the Tenant be a Limited Liability Company or a Partnership.

34.7 Captions. The titles of Articles and Sections herein are for convenience only and do not in any way define, limit or construe the contents thereof

34.8 Execution of Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the demised premises; and this document shall become effective and binding only upon execution and delivery hereof by Tenant and by Landlord (or, when duly authorized, by Landlord's agent or employee). No act or omission of any agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

34.9 Waiver of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

34.10 Severability. If any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, only one, (1) of which would render the provision valid, then the provision shall have the meaning which renders it valid.

34.11 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore, governmental restrictions, governmental regulations' governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform any term, covenant or condition of this Lease, shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage except the obligations imposed with regard to rental and other charges to be paid by Tenant pursuant to this Lease.




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34.12  Rules and Regulations.  Tenant agrees and covenants to comply with all of
       Landlord's rules and regulations as set forth in Exhibit C attached hereto. Landlord shall have the right from time to time to promulgate amendments and additional and new rules and regulations for the care, safety, maintenance and cleanliness of the demised premises and the Office Plaza, or for the preservation of good order. On delivery of a copy of such amendments and additional and new rules and regulations to Tenant, Tenant shall comply with same. A violation of any of the rules and regulations shall constitute a default by Tenant under this Lease. If there is a conflict between the said rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail

34.13 Interest on Unpaid Rent. Except as expressly provided herein, any amount due to Landlord not paid when due shall bear interest from the date due to the date of payment at the lesser of (i) eighteen percent (l8%) per annum; or (ii) the maximum rate allowed by law. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

34.14 Holding Over. In the event Tenant shall hold over the demised premises after the expiration of the term hereof without the express written consent of Landlord, Tenant shall became a tenant at sufferance only, at a rental rate equal to one hundred twenty-five percent (125%) of the Minimum Monthly Rental (which was in effect immediately prior to the commencement of the hold over period), plus the avenge monthly percentage rent, if any, paid by Tenant during the previous year, and otherwise subject to the terms, covenants, and conditions herein specified, so far as applicable.

34.15 Attorney's Fees. In the event that at any time after the due hereof either Landlord a Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, then and in that event, the party not prevailing to such action or proceeding shall reimburse the prevailing party for the reasonable expenses of attorney's fees and all costs and disbursements incurred therein by the prevailing party, including without limitation, any such fees, costs, or disbursements incurred on any appeal from such action or proceeding. The provisions contained in this Section 34.15 shall survive the expiration or earlier termination of this Lease.

34.16 Brokers. In connection with this Lease, Tenant warrants and represents that it has had no dealings with any broker and that it knows of no person who is or might be entitled to a commission, finder's fee or other like payment in connection herewith other than the Broker named to
       Article I and does hereby indemnify and agree to bold Landlord harmless from and against any and all loss, liability and expenses that Landlord may incur should such warranty and representation prove incorrect.

34.19  Merchants' or Promotional Fund. Intentionally deleted.

34.18 Mutual Agency; Co-Tenant. Each Tenant hereby appoints each remaining Tenant as his/her or its agents, representative, and attorney in fact, to act for and on behalf of said Tenant with respect to all matters relating to, or arising from this Lease, the tenancy created hereby, the obligations herein set forth, and the use and occupancy of the demised premises, specifically including, but not limited to the right to alter, modify, extend, and supplement this Lease, and the tenancy created hereunder.

34.19 No Inducements. Tenant warrants and represents that there have been no representations or statements of fact with respect to the demised premises, the Office Plaza, the surrounding area or otherwise, whether by Landlord, as agents or representatives, any lease broker a any other person, which representations or statements have in any way induced Tenant to enter this Lease or which have served as the basis in any way for Tenant's decision to execute this Lease, except as contained in this Lease. This agency shall continue and is irrevocable at all times during the period that the demised premises are occupied by any Tenant.

34.20 No Conditional Payments. No payment by Tenant or receipt by Landlord of lessor amount than the total of all sums due hereunder shall be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement or statement on any check, other payments or any accompanying letter be deemed an accord and/or satisfaction and Landlord may accept such cash and/or negotiate such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease, or otherwise, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance, cashing or negotiation is without prejudice to any of Landlord's rights.

34.21 No Co-Tenancy Requirements. Landlord reserves the right to affect such tenancies in the Office Plaza as Landlord, in the exercise of its sole judgment, shall determine to best promote the interest of the Office Plaza. Tenant is not relying on the fact, nor does Landlord represent, that any specific tenant or kind of tenant or number of tenants shall, during the term of this Lease, occupy any space in the Office Plaza, nor that any specifieed percentage of the Office Plaza has heretofore been leased.

34.2 Office Plaza Name Change. Landlord reserves the right to change the name of the Office Plaza from time to rime during the term of this Lease.




Page 21 of 4l Revised on 7/1/03

34.23 City Permits and Approvals. It is mutually understood and acknowledged that Landlord may be seeking the necessary permits to construct the Office Plaza from the proper governing agencies. In the event that Landlord can not obtain permits for: (i) building and appurtenant improvements; (ii) site use; (iii) signs; and (iv) driveways, herein collectively referred to as "permits" sufficient to enable Landlord (in Landlord's sole judgment) to construct the Office Plaza, Tenant agrees that landlord may cancel this Lease on thirty (30) days written notice to Tenant. Tenant hereby waives any and all claims against Landlord without liability to or by any party upon return of any deposits.

34.24  Acquisition of Properly. Intentionally deleted.

34.25 Tenant Approval. Prior to the execution of this Lease, Tenant agrees to provide Landlord its financial statement and other additional financial information requested by Landlord to ascertain its financial condition. It is mutually understood and acknowledged that in consideration of Landlord entering into a lease agreement with Tenant, Landlord is relying on Tenants financial condition and as such, Landlord has the sole and absolute right to approve or disapprove Tenant's financial condition, and upon said disapproval, Landlord may terminate this Lease on written notice to Tenant within ninety (90) days after the date of the Lease without liability to or by any party and any money paid by Tenant to Landlord hereunder shall be returned to Tenant immediately. Otherwise, this Lease shall be in full force and effect.

34.25  Alternative Security.

       (a) Landlord shall demand Alternative Security If in connection with the Guaranty being executed by the Guarantor simultaneously with this Lease:
                (i) Landlord, in its sole judgment, determines that the creditworthiness, economic strength, or financial status of Guarantor falls below a level then acceptable to Landlord; or
                (ii) A bankruptcy proceeding is filed by or against Guarantor.
                (iii) Guarantor breaches the Guaranty;
                (iv) Guarantor dies or becomes unable to perform such duties as required of a Guarantor,

       then, Landlord may, at any time and upon prior written demand to Tenant, require Tenant to deliver to Landlord within thirty (30) days after Tenant's receipt of Landlord's demand for:

               (i) Increased Security Deposit to equal the Guaranty, or
               (ii) Letter of Credit to equal the Guaranty; or
               (iii) A new Guaranty from a Guarantor approved by Landlord;

       (b) Landlord shall have the option to terminate this Lease if Tenant fails to comply with Landlord's demand within the time period required.

       (c) Tenant's Burden. Because Tenant is in the best position to know of Guarantors ability and capacity to function as a Guarantor it is Tenant's responsibility to inform Landlord immediately upon Guarantors actual or suspected inability to carry out it's duties. Tenant's failure to inform Landlord of any change in circumstances with regards to Guarantor is grounds for termination of Lease upon Landlord's receipt of such facts.

34.27 Confidentiality. The terms and conditions of this Lease are confidential between the parties hereto. Any disclosure by Tenant of the terms and conditions of this Lease to any third party could have a significant and determination effect upon either both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as indicated below:

"Landlord":                                    "Tenant"

DURANGO TROP L.L.C.                            AMERICAN VANTAGE COMPANIES
a Nevada limited liability company             a Nevada corporation

By: /s/ Haskel Iny                             By: /s/ Ronald J. Tassinari
   --------------------------------               ---------------------------

Print Name: Haskel Iny                         Print Name: Ronald J. Tassinari

Title: V.P. GREAT AMERICAN HOMES ITS MGR.      Title: CEO & President

Date: 7/9/03                                   Date: 7/9/03

                                   EXHIBIT A
                                   ---------

                        DESCRIPTION OF DEMISED PREMISES

The demised premises are located in the store and building, at the address set forth below.
The approximate location of the demised premises is crosshatched on the following site plan.

SITE PLAN

[graphic ommitted]

IN WITNESS WHEREOF, this approved site plan is executed as of the date of the execution of the Lease Agreement.

"Landlord":                                    "Tenant"

DURANGO TROP L.L.C.                            AMERICAN VANTAGE COMPANIES
a Nevada limited liability company             a Nevada corporation

By: /s/ Haskel Iny                             By: /s/ Ronald J. Tassinari
   --------------------------------               ---------------------------

Print Name: Haskel Iny                         Print Name: Ronald J. Tassinari

Title: V.P. GREAT AMERICAN HOMES ITS MGR.      Title: CEO & President

                                   EXHIBIT B
                                   ---------

                             WORK LETTER AGREEMENT

THIS WORK LETTER AGREEMENT is attached to that certain lease ("Lease"), dated for reference June 10, 2003, between Durango Trop, LLC and American Vantage Companies. All terms not defined herein shall have the meanings set forth in the Lease.

1.      DESCRIPTION OF LANDLORD'S WORK:

The following is a description of the costruction and limitations of same, which will be provided by Landlord ("Landlord's Work").

LANDLORD'S WORK (GRAY SHELL) for which Landlord is obligated to construct and pay:

1.     Exterior   building  walls,   roof,  all  structural   items,   including
       storefront, per Landlord's and Tenant's design and specifications.

2. A smooth, flat concrete floor slab to receive Tenant's finish floor. Tenant to pay the cost of utility lines and undergrounding for Tenant's needs within the Premises.

3. Demising partitions or walls, including common walls to major tenants, will consist of wood or metal studs (at Landlord's election) to meet local building and fire codes. Concrete tilt-up panels and/or block on any walls to be unfinished.

4. Electrical. All electrical work not expressly provided for below, shall be part of the Tenant's work:

              A. Two hundred (200) amp three (3) wire power available at rear of Premises. Panels, breakers and distribution of power are responsibility of Tenant.

5. Telephone. Landlord will provide conduit with pull-string from the telephone service box (demarcation point) to the Premises. Tenant shall be responsible for distribution and hook-up of all lines and equipment from the demarcation point into and throughout the Premises.

6.     Water and Sewer and Gas lines shall be provided at rear of Pad Building

7. Standard aluminum and glass storefront, eight (8) feet or higher (at Landlord's option), with a single or double-acting entrance door not to exceed a maximum of three (3) feet in width each.

8. Landlord shall provide Tenant with a $35.00/sf Improvement Allowance in addition to Items 1-7 above and shall cause Tenant's Premises to be completed in accordance with the attached floor plan and specifications.

Substantial Completion of the Landlord's work shall be defined as the date that the Landlord's Contractor receives a Certificate of Completion of the Tenant's Premises or the date which Tenant's contractors, if any, can have access to commence with Tenant's Work. Tenant agree to prepare, or cause to be prepared, and to submit to Landlord three sets of fully dimensioned one-quarter inch (1/4") scale drawings showing the layout of the Premises including trade fixture plans and any other matters which would affect the construction design of the Premises, within thirty (30) days after the date that the Lease is fully executed. Said plans shall be in conformity with the following description of "Tenant's Work."

2.     DESCRIPTION OF TENANTS WORK:

The work to be done by Tenants under the Lease shall be provided by Tenant at Tenant's expense ("Tenant's Work"). This work shall include, but shall not be limited to the purchase and/or installation and/or performance of the following (including any and all applicable architectural and engineering fees therefor):

(a) All construction work in, and improvements to the demised premises, other than these itemized in Paragraph I.above.

3.     PROVISIONS FOR COMPLETION OF PLANS AND SPECIFICATIONS AND CONSTRUCTION OF
       STORE:

(a)    General Provisions.
       (1) Landlord agrees that it will, at its own cost and expense after execution of the Lease and as soon as practicable after the final plans and specifications with respect thereto have been adopted and approved as herein provided (unless prevented or delayed by conditions over which it has no control), commence forthwith with the erection of a building covering approximately all of the demised premises. It is expressly understood and agreed that the demised premises may constitute a portion of the larger building. In the event that prior to commencement of the construction of the

Page 24 of 41 Revised on 7/1/03
              demised premises or the building of which the demised premises are a part, Landlord elects not to proceed with such construction, Landlord may terminate the Lease upon thirty (30) days prior written notice to Tenant and both parties shall be forthwith released.

       (2) When Landlord or landlord's architect has completed the basic shell of the building (or if such drawings have already been completed, then concurrently with the execution of the Lease), Landlord shall deliver a floor plan of the demised premises to Tenant showing thereon the columns and other structural) work in the demised premises.

       (3) Landlord at its sole cost and expense, shall construct for Tenant an improved shell, including storefront, all in conformity with the hereinabove set forth "Description of Landlord's Work." Tenant shall be responsible, at Tenants sole cost and expense, to complete the work hereinabove set forth in the "Description of Tenant's Work." Tenant agrees to submit to Landlord working drawings and specifications prepared by Tenants licensed architect and/or engineer, which drawings shall indicate the requirements of Tenant's Work under this Exhibit B. Said drawings shall be subject to the approval of Landlord (which may be withheld by Landlord in its sole discretion). Landlord's approval of drawings or plans under this Lease or Work Letter shall create no responsibility or liability on the part of Landlord for their completeness, design, sufficiency, or compliance with all laws, rules, and regulations of governmental agencies or authorities. The fees for Tenants architect shall be paid by Tenant.

       (4) Tenant may not install any exterior design, finish or construction other than the one that has been approved by Landlord (which may be withheld by Landlord in its sole discretion). Tenant shell not be permitted to maintain or place on the building or upon the demised premises any awnings except with the written consent of Landlord (which may be withheld by Landlord in its sole discretion).

       (5) If Tenant engages its own contractor for the performance of Tenants Work, Tenant agrees that Tenant shall, upon the substantial completion of Landlord's Work or if Landlord's contractor is used for both Landlord's and Tenants Work, then upon substantial completion of Landlord's and Tenants Work, accept the building in the condition in which it may then be, and waives any right or claim against Landlord for my cause, directly or indirectly, arising out of the condition of the demises premises, the appurtenances thereto, the improvements thereon and the equipment thereof, and Tenant shall thereafter save and hold harmless Landlord from liability as provided in the Lease. Landlord shall not be liable for any latent or patent defects in or about the demised premises.

       (6) Tenant agrees at Tenant's expense to obtain and maintain public liability and worker's compensation insurance, (and such other insurance as Landlord may require in its sole discretion), adequate to fully protect Landlord as well as Tenant from and against any and all liability for death of or injury to persons or damage to property caused in or about, or by reason of the construction of Tenants Work.

       (7) Where deal plans and specifications are in conflict with this Exhibit B. The provisions Of Exhibit B shall prevail.

       (8) If Tenant uses its own contractor for completion of Tenants Work, Tenant agrees to file for record in the office of the County Recorder of the County wherein the demised premises are situated a Notice of Completion, as required by law. Landlord shall file said Notice in the event Landlord's contractor is engaged for completion of Tenants Work.

       (9) Tenant hereby releases Landlord from my claim whatsoever for damages against Landlord for any delay in the date which the demised premises shall be ready for occupancy by Tenant.

       (10) For all purposes of this Exhibit B and the Lease to which it is attached, the term "substantial completion," "substantially complete," "substantially completed," or words of similar effect is defined as follows:
              (i) In the event Tenant uses its own contractor for the performance of Tenants Work, substantial completion is defined as the construction of Landlord's Work as set forth in Exhibit B to the point where Landlord, in its sole discretion, determines that Tenants contractor may commence the construction of Tenants Work as set forth herein. Tenant acknowledges that "temporary" electrical power shall be sufficient power for Tenants contractor to commence the construction of Tenant's Work.

              (ii) In the event Landlord's contractor is used for the performance of Tenant's Work, substantial completion is defined as the date on which the Landlord's contractor notifies both Landlord and Tenant that the demised premises are substantially complete to the extent of Landlord's and Tenants Work specified in this Exhibit B.


(b)    Construction.

Page 25 of 41 Revised on 7/1/03

(1) In the event Landlord agrees in writing to perform any of Tenant's Work, the following procedures and conditions shall apply:
       (i) Within forty-five (45) days after Tenant's receipt of the floor plan for the demised promises, Tenant agrees to submit to Landlord four (4) sets of fully dimensioned one-quarter inch (1/1") scale drawings prepared by Tenant's architect at Tenant's expense which drawings shall indicate the specific requirements of Tenant's space and shall clearly show the interior partitions, trade fixture plans, lighting, electrical outlets and signs. Such drawings shall be in conformity with the hereinabove set forth "Description of Tenant's Work" The demised premises shall be constructed in accordance with said drawings. Tenant shall insure that such drawings comply with all City, County and State ordinances, codes and regulations relating thereto, and Landlord shall not be liable therefor.

       (ii) The cost of all requirements shown on said drawings that are to be paid for by Tenant shall be estimated prior to the start of construction. Tenant shall have the prior right of approval of all costs to be borne by Tenant pursuant to the Provisions of this Exhibit B. The entire amount of the estimated cost shall be paid to Landlord by Tenant prior to commencement of construction of Tenant's Work.

       (iii) The aforementioned drawings are subject to landlord's approval (which may be withheld by Landlord in its sole discretion) and, if approved, then Tenant shall cause its architect to prepare final plans and specifications. A complete copy thereof shall be delivered to Landlord and Landlord shall have fifteen (15) days thereafter within which to examine and approve the same (which may be withheld by Landlord in its sole discretion). Tenant shall make any changes to such plans and specifications as may be reasonably requested by Landlord.

       (iv) Any additional charges, expenses, or costs arising by reason of any subsequent change, modification, or alteration in said approved plans and specifications, including architect's fees, shall be at the sole cost and expense of Tenant and Landlord shall have the right to demand payment for such change, modification, or alteration prior to its performance of any work in the demised premises. No such changes, modifications, or alterations in said approved plans and specifications may be made without the written consent of Landlord (which may be withheld by Landlord in its sole discretion).

       (v) In the event Tenant employs an architecht other than the Landlord's architect to prepare the drawings and final plans and specifications, then Tenant shall reimburse Landlord for the cost of having Landlord's architect review Tenant's drawings and final plans and specifications and to coordinate same with Landlord's Work, said sum to be paid within ten (10) days after Landlord's approval of the final plans and specifications. Said sum does not include fees payable to any local governmental agency for plan check and building permit, which sum shall be paid directly by Tenant.

       (vi) In the event Tenant desires to use the Landlord's architect to prepare the drawings and final plans and specifications, then Tenant shall pay the fees of Landlord's architect relating to such plans and specifications. Said sum shall not include my plan check fee nor any fee for a building permit and shall be paid in the manner set forth in Paragraph (v) above.

(2) In the event Tenant desires to use its own contractor for the performance of Tenant's Work, the following procedures and conditions apply:
       (i) The provisions of subparagraph (i), (iii), (iv), (v) and (vi) of Paragraph 3(b)(1) above shall be applicable to Tenant

       (ii) Tenant may secure bids from any bondable contractor for any of the work to be done by Tenant pursuant to Exhibit B; provided, however, that said bids shall be obtained within twenty (20) days from receipt of the bid submitted by Landlord's contractor in the event any of said bids are less than the bid obtained by Landlord from its contractor, Tenant shall than submit all bids to Landlord. Within fifteen (15) days after receipt of said bids, Landlord may elect to have its contractor perform the work at a cost equal to the lowest bid obtained by Tenant, and in the event of such election, shall notify Tenant in writing prior to the expiration of said fifteen (15) day period.

       (iii) Tenants contractor shall commence construction of Tenants Work promptly upon substantial completion of landlord's Work and shall diligently pursue such construction to completion.

       (iv) It is further understood and agreed that the items set forth below shall be incorporated as "Special Conditions" into the contract between Tenant and its contractor as follows (with

Page 26 of 41 Revised on 7/1/03
              a copy of the contract to be furnished to the Landlord prior to the commencement of Tenant's Work):

              (a) Prior to start of Tenants Work, Tenant's contractor shall provide Landlord with the construction schedule in "bar graph" form indicating the completion dates of the phases of Tenants Work.

              (b) Tenant's contractor shall perform said work in a manner and at times which do nor impede or delay Landlord's contractor in the completion of Landlord's Work. Any delays in the completing of the demised promises or the commencement of the minimum annual rental and any damage to any work caused by Tenants contractor shall be at the sole cost and expense of Tenant.

              (c) Tenant's contractor shall be responsible for the repair of any damage done by him to other contractors' work and any cleanup work required due to such damage, which specifically includes access ways to the demised premises which may be concurrently used by others.

              (d) Tenant's contractor shall contain his storage of materials and his operations within the demised premises and such other space as he may be assigned by Landlord. Should he be assigned space outside the demised premises, he shall move to such other space as the Landlord shall direct from time to time to avoid interference with other work.

              (e) All trash and surplus construction material shall be stored within the demised premises and shall be promptly removed from the "Office Plaza."

              (f) Tenants contractor shall provide temporary utilities, portable toilet facilities and portable drinking water as required for Tenant's Work and shall pay to Landlord's contractor the cost of any temporary utilities and facilities provided by Landlord's contractor at Tenant's contractor's request.

              (g) Tenant's contractor shall notify Landlord and, if required by Landlord, Landlord's architect of my planned work to be done at my time other than Monday through Friday, 8:00 A.M. to 6:00 P.M.

              (h) Tenant and Tenant's contractor shall comply with all applicable government codes and regulations (including safety regulations) pertaining to the performance of Tenant's Work and the temptation thereof by Tenant or Tenant's contractor. Tenant shall also comply with all applicable safety regulations established by Landlord's contractor. Tenant further agrees to save and hold Landlord harmless from any cause arising from the performance of Tenant's Work. Prior to commencement of construction, Tenant shall submit to Landlord evidence of insurance as required by the Lease and this Exhibit B.

              (i) Tenants contractor or subcontractors shall not post signs on any part of the Office Plaza or on the demised premises.

              (j)    Tenant shall assign any and all  warranties  and guaranties
                     provided  by  Tenants   contractor  and  subcontractors  to
                     Landlord immediately upon completion of Tenants Work.

              (k) Tenant shall protect all exterior surfaces prior to the commencement of and during construction. These areas shall include but are not limited to all landscape areas and paver(s) or decorative sidewalks.

              (l) Tenant shall contact the Landlord upon receipt of a Certificate of Occupancy to perform a final walk-thru to insure all sections of the lease have been complied with.

IN WITNESS WHEREOF, this Work Letter agreement is executed as of the date of executution of the Lease Agreement.

"Landlord":                                    "Tenant"

DURANGO TROP L.L.C.                            AMERICAN VANTAGE COMPANIES
a Nevada limited liability company             a Nevada corporation

By: /s/ Haskel Iny                             By: /s/ Ronald J. Tassinari
   --------------------------------               ---------------------------

Print Name: Haskel Iny                         Print Name: Ronald J. Tassinari

Title: V.P. GREAT AMERICAN HOMES ITS MGR.      Title: CEO & President



Page 27 of 41 Revised on 7/1/03

                                   EXHIBIT C
                                   ---------

                             RULES AND REGULATIONS

The Rules and Regulations Agreement is entered into as of the date of the Lease Agreement (the "Lease"), by and between the parties named in Article I, and by this reference is incorporated herein. Landlord hereby establishes the following rules and regulations for the safety, care and cleanliness of (i) the store areas thereinafter referred to as the "demised premises") of any tenant or tenant's of the Office Plant (hereinafter referred to at the "Tenant"), (ii) the common area; and (iii) the Office Plaza in general, or for the preservation of good order:

A. FOR THE STORE AREAS:

1. All floor areas of the demised premises (including vestibules, entrances, and air returns), doors, fixtures, windows, and plate glass shall be maintained in a clean, safe and good condition.

2. All trash, refuse, and waste materials shall be stored in adequate containers and regularly removed from the demised premises. These containers shall not be visible to the general public and shall not constute a health or fire hazard or nuisance to any tenant. In the event that any tenant shall fail to remedy such a health or fire hazard or nuisance within five (5) days after written notice by Landlord, Landlord may remedy and/or correct such health or fire hazard or nuisance at the expense of the tenant involved.

3. All trash areas shall be fully enclosed.

4. No portion of the demised premises shall be used for lodging purposes.

5. Neither sidewalks nor walkways shall be used to display, store or place any merchandise, equipment or devices, except in connection with sidewalk sales held with Landlord's prior written approval.

6. No public telephone, newsstand, shoeshine stand, refreshment, vending or other coin operated machine shall be installed or placed on the sidewalk or walkway area adjacent tot the demised premises or on the common area without Landlord's prior written approval in each instance.

7. No person or persons shall use The demised premises or my part thereof, for conducting therein a second-hand store, auction, distress or fire sale or bankruptcy sale, or "going-out-of-business" sale or "lost-our-lease" sale without Landlord's prior written consent.

8. No  portion  of the  demised  promises  shall be used for the  storage of any
merchandise,   materials  or  other  properties,  other  than  those  reasonably necessary for the operation of a tenant's business.

9. No display area of their demised premises shall be left vacant, and a tenant shall not black out or otherwise obstruct the windows of the demised premises, without Landlord's prior written consent. '

10. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed an any part of the outside or inside of the building or storefront without prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule.

11. Landlord shall have the absolute right to enter upon the demised premises to perform such cleaning and clearing of the pipes and drains servicing the demised premises (including roto-rooter service), as Landlord shall dreem necessary. The Tenant shall pay Landlord for all such required services if the problem is caused by Tenant's operation of its business.

12. Any Tenant operating a carry-out food operation, including any ice cream store, shall pay Landlord for all sidewalk and walkway clea-up work (including without limitation steam cleaning) that Landlord shall determine is necessary to preserve the sanitation, cleanliness, clean appearance, and safety of the Office Plaza. Tenant shall be responsible for a clean-up area of not less than one hundred feet (100') in radius from their entrance(s) to the demised promises. The Tenant involved shall pay Landlord for this cost with the next succeeding months rent.

13. Upon notice from Landlord that objectionable odors have been emitted from the Premises, and/or that landlord has received reasonable complaints concerning objectionable odors being omitted from the Premises from any tenant, invitee or other visitor to the Office Plaza, Tenant shall, at its sole cost and expense, use its best efforts to abate the emission of objectionable odors being emitted from the Premises as shall be directed by Landlord, in Landlord's reasonable discretion, including but not limited to the installation, at Tenant's sole cost and expense, of automatic ventilation equipment, and/or including the installation of a draft stop extending to the roof on all demising walls. Furthermore, all exhaust fans must be vented at a height that extends above the level of the neighboring stores' heating and air conditioning vents, but not above the parapet line and not to be visible from the Office Plaza or the adjacent properties.

14. Landlord shall approve the weight, size and location of safes and other heavy equipment and articles in or about the demised premises, and to require that all such items which are to be moved in and out of the demised premises to

Page 28 of 41 Revised 7/1/03
be done only at such times and in such manner as landlord shall reasonably direct in writing. Landlord shall not be responsible for loss or damage to any such safe or personal property from any cause, and all damage done to the Office Plaza by Tenant moving or maintaining any such safe or personal property shall be repaired at the expense of the tenant.

B. FOR THE COMMON AREAS:

1. Use of the common area shall be in an orderly manner in accordance with directional or other signs or guides. Roadways shall not be used at a speed in excess of ten (10) miles per hour and shall not be used for parking or stopping, except for the immediate loading or unloading of passengers. Walkways shall be used only for pedestrian travel.

2. Customers and invitees of Tenants shall not use the parking areas for anything but parking motor vehicles. No tenant or its employees shall park in the visitors parking areas if an employee parking area has been designated by the Landlord. All motor vehicles shall be parked in an orderly manner within the painted lines defining the individual parking places. During peak periods of business activity, Landlord may impose any and all controls landlord deems necessary to operate the parking lot, including but not limited to, the length of time for parking use.

3. No person shall use any utility area, truck loading area, or other area reserved for use in conducting business, except for the specific purpose for which permission to use these areas has been given.

4. Without the consent of the Landlord, no person shall use any of the common area for,

a. Vending, peddling, or soliciting orders, for sale or distribution of any merchandise, device, service, periodical, book, pamphlet, or other matter;

b. Exhibiting any sign, placard, banner, notice, or other written material;

c. Distributing any circular, booklet, handbill, placard, or other written material;

d.  Soliciting  membership  in  any  organization,   group  or  association,  or
soliciting contributions for any purpose;

e. Parading, patrolling, picketing, demonstrating, or engaging in conduct that might interfere with the use of the common area or be detrimental to any of the business establishments in the Office Plaza;

f.  Using  the  common  area  for  any  purpose   when  none  of  the   business
establishments in the Office Plaza are open for business;

g. Discarding any paper, glass, or extraneous matter of any kind except in designated receptacles;

h. Using a sound-making device of any kind or making or permitting any noise that is annoying. unpleasant, or distasteful;

i. Damaging my sign, light standard, fixture, landscaping material Or other improvement or property within the Office Plaza.

The above listing of specific prohibitions is not intended to be exclusive, but is intended to indicate the manner in which the right to use the common area solely as a means of access and convenience in shopping at the business establishments in the Office Plaza is limited and controlled by Landlord.

C. IN GENERAL:

1. No pets, except seeing eye dogs, shall be allowed in or about the store areas or common areas of the Office Plaza, without Landlord's prior written Approval.

2. All tenants and their authorized representatives and invitees shall not loiter in the parking or other common areas that any tenant has the right to use; nor shall they in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits; they shall use them only as ingress to and egress from their work areas.

3. Tenants and their authorized representatives and invitees shall not throw cigar or cigarette butts or other substances or litter of any kind in or about the buildings of the Office Plaza, except in receptacles placed in it let that purpose.

4. The toilet rooms, toilets, urinals, washbowls, and other apparatus available to Tenants shall not be used for any purpose other than that for which they were constructed. No foreign substances of my kind shall be thrown into them, and the expense of any breakage, stoppage, or damage shall be paid by the Tenants.

5. Landlord shall not be responsible to any Tenant or to any other person for the non-observance or violation of these rules and regulations by any other Tenant or other person. All Tenants shall he deemed to have read these rules and regulations and to have agreed to abide by them as a condition to their occupancy of the space leased.

Page 29 of 41 Revised on 7/1/03

6. Tenant shall not place any outdoor seating, furniture, landscape, or pots of any kind whatsoever, nor shall Tenant place or cause to be placed any outdoor Kiosks or signage or anything else in or on the exterior portion of the Tenants space without the prior written consent of the Landlord.

IN WITNESS WHEREOF this Rules and Regulations Agreemeat is executed as of the execution of the Lease Agreement.

"Landlord":                                    "Tenant"

DURANGO TROP L.L.C.                            AMERICAN VANTAGE COMPANIES
a Nevada limited liability company             a Nevada corporation

By: /s/ Haskel Iny                             By: /s/ Ronald J. Tassinari
   --------------------------------               ---------------------------

Print Name: Haskel Iny                         Print Name: Ronald J. Tassinari

Title: V.P. GREAT AMERICAN HOMES ITS MGR.      Title: CEO & President


Page 30 of 41 Revised 7/1/03

                                   EXHIBIT D
                                   ---------

                           STOREFRONT SIGN AGREEMENT

1. Signs shall consist of individually mounted nOn-illuminated gator foam or similar plastic faces.

2. Prior to fabrication of signs, three (3) prints of the complete sign plans and installation plans must be submitted to Landlord or agent for approval.

3. There will be no exceptions to the sign criteria without written consent of Landlord.

4. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the demised premises or Office Plaza without the written consent of Landlord. Landlord shall have the right to remove any such sign, placard picture, advertisement, name, or notice shall be inscribed without notice to and at the expense of the Landlord.

5. All approved signs or lettering on doors shall be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord.

IN WITNESS WHEREOF this Storefront Sign Agreement is executed as of the date of execution of the Lease Agreement.

"Landlord":                                    "Tenant"

DURANGO TROP L.L.C.                            AMERICAN VANTAGE COMPANIES
a Nevada limited liability company             a Nevada corporation

By: /s/ Haskel Iny                             By: /s/ Ronald J. Tassinari
   --------------------------------               ---------------------------

Print Name: Haskel Iny                         Print Name: Ronald J. Tassinari

Title: V.P. GREAT AMERICAN HOMES ITS MGR.      Title: CEO & President

Page 31 of 41 Revised 7/1/03

                                   EXHIBIT E
                                   ---------

                        ESTOPPEL CERTIFICATE ("sample")

The undersigned, as Tenant under that Lease ("Lease") dated for reference June 10, 2003, made with Durago Trop, LLC, as Landlord, hereby certifies as follows:

(1) That the undersigned has entered into occupancy of the demised premises described in said Lease;

(2)    That said Lease is in full  force and  effect and has not been  assigned,
       modified,   supplemented  or  amended  in  any  way,  except  as  follows
       _______________;

(3) That the same represents the entire agreement between the parties as to said Lease;

(4)    That the Lease Commencement Date of said Lease is____________;

(5)    That there is an expired term hereunder of __ months.

(6) That all conditions of said Lease to be performed by Landlord and necessary to the enforceability of said Lease have been satisfied;

(7)    That there are no uncured defaults by either Tenant or Landlord threunder

(8)    That no rents have been  prepaid,  other than as  provided in said Lease;
       and

(9) That on this date there are no existing defenses or offsets which the undersigned has against the enforcement of said Lease by Landlord;

(10) That the Minimum Monthly Rental is currently $____ and has been paid through ______________;

(11) That the monthly cost of Tenants Share of monthly Common Area Expenses is currently $____________;

(12) That the amount of the security deposit held by Landlord is currently $__________;

The undersigned hereby agrees to disclaim all right, title or interest in said demised premises except the rights granted by said Lease; and to give to the holder of any mortgage affecting the demised premises, or its assignee, the same right as the Landlord has to cure any default complained of in any notice or demand. All terms not otherwise defined herein shall have the meaning set forth in the Lease.

Executed this ____ day of _____, 200_.

"Tenant":

American Vantage Companies
a Nevada corporation

By:
Print Name:
Title:

Page 32 of 4l Revised 7/1/03

                                   EXHIBIT F
                                   ---------

               TENANT NOTICE OF SUBSTANTIAL COMPLETION ("sample")

Date:____________________________________-

To:_______________________

RE: DELIVERY OF POSSESSION.

Notice is hereby given as of the date hereof to American Vantage Companies, tenant under that certain Lease Agreement dated June 10, 2003, that the demised premises located at 4735 S. Durango Drive, Suite 102 (# to be verified) are substantially completed with respect to Landlord's obligations therefor.

"Landlord":                                    "Tenant"

DURANGO TROP L.L.C.                            AMERICAN VANTAGE COMPANIES
a Nevada limited liability company             a Nevada corporation

By: /s/ Haskel Iny                             By: /s/ Ronald J. Tassinari
   --------------------------------               ---------------------------

Print Name: Haskel Iny                         Print Name: Ronald J. Tassinari

Title: V.P. GREAT AMERICAN HOMES ITS MGR.      Title: CEO & President


Page 33 of 4l Revised 7/1/03

                                   EXHIBIT G
                                   ---------

                              POLE SIGN AGREEMENT

Tenant agrees to pay a monthly fee for the right to use a designated portion of Landlord's Pylon sign for advertising Tenant's business within the Office Plaza. Such sign shall comply with the sign criteria as stated in Article 7 of the Lease end Exhibit D attached thereto. Tenant shall pay all costs for design, construction, permits and installation.

This use fee shall be $75.00 per month for two (2) signs (one (1) per each side of a single Pylon). In the event Tenant requires a larger sign space and provided there is sufficient space available, the use fee shall be multiplied by the number of spaces requested. Tenant further agrees that this amount shall be separate from the monthly rent payment provided for in Paragraph 5.1 of the lease, but shall be subject to all other applicable provisions within the Lease, and shall be paid to Landlord along with the monthly rental payment. In the event Tenant fails to make any monthly rental payment when due. Landlord shall then notify Tenant that Tenant has five (5) days to cure this breach. If Tenant then fails to cure such breach, Landlord may, at Landlord's option, terminate this agreement and remove Tenant's sign from Pylon. Landlord shall be indemnifed by Tenant for any and all damage which may occur to Tenant's sign as a result of Landlord's removal of said sign. Landlord shall then promptly return sign to Tenant's possession.

Additionally,  Tenant's use of the space on the Pylon shall be far a term of one
(1) year, and may be renewed for successive additional one (1) year terms corresponding to Tenant's Initial Term as specified in the Lease, with the consent of the Landlord. Landlord reserves the right to relocate Tenant's sign on the Pylon and Landlord shall pay any and all cost incurred with such relocation.

Tenant shall furnish Landlord with a copy of Tenant's proposed sign, which shall be subject to Landlord's sole approval or disapproval, including but without limitation, style and size of letters, color, dimensions, lighting criteria and exact location of placement on the Pylon sign.

Tenant acknowledges that because of space and size limitations and Pylon size dimensions, Tenant's requesting use of the Office Plaza Pylon may not be permitted to place their individual sign an a particular pylon location of their choice, but Landlord will use it's best efforts to accommodate Tenant's request.


               Total signs: 0 x $75.00 per sign pa month = $0.00

                               [graphic omitted]

DURANGO TROP L.L.C.                     AMERICAN VANTAGE COMPANIES
a Nevada limited liability company      a Nevada corporation

By: /s/ Haskel Iny                     By: /s/ Ronald J. Tassinawi
   --------------------------------        ---------------------------

Print Name: Haskel Iny                 Print Name: Ronald J. Tassinawi

Title: V.P. GREAT AMERICAN HOMES ITS MGR.  Title: CEO & President


Page 34 of 41 Revised on 7/1/03

                                    EXHIBIT H
                                    ---------

             GUARANTY OF LEASE (Corporate Guaranty of Tenant only)

Intentionally deleted.

Page 35 of 41 Revised 7/1/03

                                   EXHIBIT I
                                   ---------

                        CORPORATE RESOLUTION ("sample")

Tenants resolution to be attached to lease


I, the  undersigned,  __________________________________________________________
hereby certify that I am and at all times mentioned herein have been the duly elected and acting Secretary of ________________________, a_______________
corporation, and that at a ___________________________ meeting of the Board of Directors of said corporation duly held on _______________, ________________, the following resolution was adopted:

RESOLVED. that said corporation is authorized to lease from 9295 Flamingo, LLC, space consisting of approximately 3000 square feet, at Crystal Palace Shopping Center for a term of five years at a minimum monthly rental of $6600 upon all of the terms and conditions contained in the lease attached hereto with such amendments and supplements, thereto as may be agreed upon by the officer(s) of this corporation hereinafter named; and

RESOLVED,   FURTHER,   that    __________________________________________-   the
_____________________________________________ (Executive Vice) President of this corporation and/or _____________________________ the regular/assistant Secretary of this corporation, be and they hereby are authorized and directed to execute end deliver (either acting alone or acting in concert) in the name of and on behalf of this corporation the lease and such other documents and instruments related or incidental thereto as the said officer(s) may deem necessary or convenient in his/ her full discretion in order to carry out the intent of this resolution.

I hereby certify that said resolution has not been modified or amended and is in full force and effect as of the date hereof.

IN WITNESS WHEREOF, I have executed this certificate on this __ day of ___________, _____.



_____________________________
"Secretary"

Page 36 of 41 Revised 7/1/03

                                   EXHIBIT J
                                   ---------

                  DUTIES OWED BY A NEVADA REAL ESTATE LICENSEE
            This form doees not constitute a contract for services.

In Nevada, a real estate license can (1) act for only one party to a real estate transaction, (2) act for more than one party to a real estate transaction with written consent of each party, or (3) if licensed as a broker, assigned different licenses affiliated with the broker's company to separate parties to a real estate transation. A licensee, acting as an agent, must act in one of these capacities in every real estate transaction. If this form is used for a lease, the term Seller shall mean Landlord/Lessor and the term Buyer shall mean Tenant/Lessee.

LICENSEE: The licensee in the real estate transaction is Hillary Stoltz ___
("Licensee)  whose  license  number is  26738     The licensee is acting for the
                                       ---------
landlord.

BROKER: The broker in the real estate transaction is Hillary Stoltz ___

("Broker"), whose company is Las Vegas Valley Commercial Brokers, LLC ___ ("Company").

        A NEVADA REAL ESTATE LICENSE IN A REAL ESTATE TRANSACTION SHALL:

1.   Disclose  to  each  part  to  the  real  estate   transaction  as  soon  as
     practicable:
     a) Any material and relevant facts, data or information which Licensee knows, or which by the exercise of reasonable care and diligence licensee should have know, relating to the property which is the subject of the real estate transaction.
     b) Each source from which Licensee will receive compensation as a result of the transaction.
     c) That Licensee is a principal to the transaction or has an interested in a principal transaction.
     d) Any changes in Licensee's relationship to a party to the real estate transaction.
2. Disclose, if applicable, that Licensee is acting for more than one party to the transaction. Upon making such disclosure the Licensee must obtain the written consent of each party to the transaction for whom Licensee is acting before Licensee may continue to act in Licensee's capacity as an agent.
3. Exercise reasonable skill and care with respect to all parties to the real estate transaction.
4.   Provide this form to each party to the real estate transaction.
5. Not disclose, except to the Broker, confidential information relating to a client.
6. Exercise reasonable skill and care to carry out the terms of the brokerage agreement and to carry out Licensee's duties pursuant to the term of the brokerage agreement.
7. Not disclose confidential information relating to a client for 1 year after the revocation or termination of the brokerage agreement, unless Licensee is required to do so by order of the court. Confidential information includes, but is not limited to the client's motivation to purchase, sell or trade and other information of personal nature.
8.   Promote the interest o his client by:
     a) Seeking a sale, lease or property at the price and terms stated in the brokerage agreement or at a price acceptable to the client.
     b)   Presenting  all  offers  made  to or  by  the  client  as  soon  as is practable.
     c) Disclosing material facts of which the licensee has knowledge concerning the transaction.
     d) Advising the client to obtain advice from an expert relating to matters which are beyond the expertise of the licensee.
     e) Accounting for all money and property Licensee receives (in which the client may have an interest) as soon as is practicable.
9. Not deal with any party to a real estate transaction in a manner which is deceitful, fraudulent or dishonest.
10. Abide by all duties responsibilities and obligations required for Licensee in chapters 119, 119B, 645, 645A, and 645C of the NRS.

--------------------------------------------------------------------------------

I/We acknowledge receipt of this list of licensee duties, and have read and understood this disclosure.


/s/ illegible                           /s/ illegible     9 July 03     0920
-----------------  -------   -------   -----------------  -------     ---------
Seller/Landlord      Date      Time       Buyer/Tenant      Date         Time

--------------------------------------------------------------------------------
             CONFIRMATION REGARDING REAL ESTATE AGENT RELATIONSHIP

This form does not constitute a contract for services.


Property Address

4735 S. Durango Drive, Suite __, Las Vegas, NV 09147 (Suite # to be determined upon issue of building permits for Tenant's premises)

In the event any part to the real estate transaction is also represented by another licensee who is affiliated with the same Company, the Broker may assign a licensee to act for each party, respectively. As set forth within the Duties Owed form, no confidential information will be disclosed.

This is [] is not [X] such a transaction.

--------------------------------------------------------------------------------
I/We confirm the duties of a real estate licensee of which has been presented and explained to me/us.
                    My/Our representative's relationship is:
--------------------------------------------------------------------------------
Hillary Stoltz                         |  Karl Rogers
                                       |
--------------------------------------------------------------------------------
                                       |
Is the AGENT of                        | Is the AGENT of
                                       |
[X] Seller/Landlord Exclusively (2)    | [X] Buyer/Tenant Exclusively (3)
[ ] Buyer/Tenant Exclusively (3)       | [ ] Seller/Landlord Exclusively (2)
[ ] Both Buyer/Tenant and              | [ ] Both Buyer/Tenant and
Seller/Landlord (1)                    | Seller/Landlord (1)
                                       |
--------------------------------------------------------------------------------
(1) IF LICENSEE IS ACTING FOR MORE THAN ONE PARTY IN THIS TRANSACTION, you will be provided a Consent to Act form for your review, consideration and approval or rejection. A licensee can legally represent both the Seller/Landlord and Buyer/Tenant in a transaction, but ONLY with the knowledge and written consent of BOTH the Seller/Landlord and Buyer/Tenant.

(2) A licensee who is acting for the Seller/Landlord exclusively, is not representing the Buyer/Tenant and has no duty to advocate or negotiate for the Buyer/Tenant.

(3) A licensee who is acting for the Buyer/Tenant exclusively, is not representing the Seller/Landlord and has not duty to advocate or negotiate for the Seller/Landlord.

--------------------------------------------------------------------------------
LAS VEGAS VALLEY COMMERCIAL BROKERS, LLC | TRU-WEST REALTY INC.
                                         |
 -------------------------------------   |  -----------------------------
   Seller's/Landlord's Company           |    Buyer/Tenant's Company
                                         |
 by /s/ Hillary Stolts                   |   by
 -------------------------------------   |  -----------------------------
      Licensed Real Estate Agent         |   Licensed Real Estate Agent
    7-1-03         11:00 am              |
 -------------   -----------------       |  -------------    --------------
    Date             Time                |     Date               Time
--------------------------------------------------------------------------------




        /s/ illegible                              /s/ illegible
---------------------------------------     -----------------------------------
       Seller/Landlord                             Buyer/Tenant

                                             9 July 03            09 20
-----------------  --------------------     -------------  -------------------
       Date              Time                   Date               Time



Page 37 of 41 Revised on 7/1/03

                                   EXHIBIT K
                                   ---------

                                OPTIONS TO RENEW

As further consideration for Tenant'S performance of all obligations hereunder, Tenant shall have the option to renew this Lease for one or more of the Renewal Terms specified in Section 1.1(j) and 3.1 (c) of the Lease, upon the same terms and conditions of the Lease except as herein set forth, provided the following conditions are satisfied ("Option to Renew"):

A. The option for each Renewal Term is exercised by the Tenant. Tenant can only assign this Lease and each option for each Renewal Term upon the conditions set forth in Article 26 of the Lease

B. Tenant is not then in default, and has not been in default of any obligation, covenant or provision of this Lease for a period of twenty-four (24) months prier to the exercise of each option for each renewal term.

C. Tenant shall have given Landlord written notice of Tenant's election to exercise each option at least one hundred eighty (180) days prior to the expiration of the current term of this Lease. Only one option may be exercised at a time in this fashion. No Renewal Term shall become effective (notwithstanding when Tenant exercises the option for such Renewal Term), if Tenant is in default of any of the terms or conditions of the Lease and has not used due diligence to correct any default in the time period covered.

D. The renewal of this Lease pursuant to each option shall not carry with it any fuller right or option to renew this Lease.

E. Tenant shall have the option to extend this Lease for only two (2) consecutive terms of three (3) years each and Renewal Term shall commence immediately following the expiration of the previous term hereof. Each year of the Renewal Term shall be on the same terms, conditions and covenants as provided for herein as to the Initial Term except that the minimum rent payable during such Renewal Term shall be at the existing Fair Market Rate of comparable space as of the date of renewal (but not less than the minimum rent, including adjustments thereto, payable with respect to the final year of the immediately preceding term). Failure by Tenant to notify Landlord of Tenant's election to exercise any renewal option herein granted within the time limits set forth for each exercise shall constitute a waiver of such option.

F. The Minimum Rent for the option period is stated in Section 3.1 (c) of this Lease.

"Landlord":                                    "Tenant"

DURANGO TROP L.L.C.                            AMERICAN VANTAGE COMPANIES
a Nevada limited liability company             a Nevada corporation

By: /s/ Haskel Iny                             By: /s/ Ronald J. Tassinari
   --------------------------------               ---------------------------

Print Name: Haskel Iny                         Print Name: Ronald J. Tassinari

Title: V.P. GREAT AMERICAN HOMES ITS MGR.      Title: CEO & President

Page 38 of 4l Revised 7/1/03

                                   EXHIBIT L
                                   ---------

                          NOTICE OF NONRERPONSIBILITY
                          ---------------------------
                                 (NRS 108.234)

                               DURANGO COURTYARDS
                               ------------------

NOTICE IS HEREBY GIVEN THAT:

1. Durango Trop, LLC, a Nevada limited liability company is the owner of certain property located on the County of Clark, State of Nevada, described as follows:

4735 S. Durango Drive, Suite 102, Las Vegas, Nevada 89147 (Suite # to be verified upon issue of building permits) (AMERICAN VANTAGE COMPANIES, Tenant)

2. The owner has obtained knowledge of construction, alteration or repair of the real property described herein.

3. Three (3) days have not elapsed since the owner obtained this knowledge.

4. The owner will not be responsible for the Improvement, alteration or repair or for the materials or labor used or to be used on said building or land upon which it is situated.

                                             Durango Trop, LLC
                                             a Nevada limited liability company


                                             BY: /s/ HASKEL INY
                                                -------------------------------
                                             FOR: GREAT AMERICAN HOMES
                                             ITS: MANAGING MEMBER


STATE OF NEVADA    )
                   )   ss:
COUNTY OF CLARK    )

HASKEL INY, being duly sworn, deposes and says;

That he is the owner of the real property described herein; that he has reed the foregoing Notice of NonResponsibility, knows the contents thereof and states that the same is true of his own knowledge, except for those matters therein contained stated upon information and belief, and as to those matters, he believes them to be true.

                                             Durango Trop, LLC
                                             a Nevada limited liability company


                                             BY: /s/  HASKEL INY
                                                -------------------------------
                                             FOR: GREAT AMERICAN HOMES
                                             ITS: MANAGING MEMBER


STATE OF NEVADA    )
                   )   ss:
COUNTY OF CLARK    )

On ________ before me, the undersigned, a Notary Public in and for said County and State, potentially appeared HASKEL INY, known to me to be the person described in and who executed the foregoing instrument, who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

        WITNESS my hand and official seal.
                                          -----------------------------
                                          NOTARY PUBLIC

When recorded return to:

Great American Capital
8887 W. Sahara Avenue, Ste. 201
Las Vegas, NV, 89117-5830

Page 39 of 41 Revised 7/1/03

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                                   EXHIBIT M
                                   ---------

         STOREFRONT SIGN INSTALLATION AGREEMENT / CONTRACTOR ATTACHMENT
                    QUALIFICATION LIST FOR SIGNAGE COMPANIES

Date:_________________

Project Name: DURANGO COURTYARDS                Tenant Unit #:______________

Tenant Name: American Vantage Companies         Contact:____________________

Sign Company: ____________________              Representative: _____________


1) Sign installer and sign company shall protect all stucco surfaces (including, but not limited to: walls, soffits, popouts, and any other architectural details) during signage installation from any scratching, denting, pressure marks, paint damage, or my other damage to finished surfaces.

2) Installer is aware of the fact that the popout details on the buildings are of foam based material, covered with a thin layer of stucco. These pop-outs are soft and therefore can be damaged easily. Extra care shall be taken by the installer to proteet these surfaces. As an example, NO LADDERS SHALL BE PLACED AGAINST THESE SURFACES and these are NOT in my way capable of supporting a human body.

3) While drilling ANY surface on the building, installer and Sign Company are responsible to clean ANY AND ALL leftover drilling dust and debris. All areas on the building where drilling occurs, shall be brushed clean and WASHED with plenty of water as not to leave my water and dust marks anywhere (including all shelves, windowsills, floors, pop-outs and architectural details, etc.)

4) Installer is aware to the fact that the interlocking paver bricks ("pavers"), which are used on the ground, are an expensive finished surface. This surface MUST be protected during sign installation. These pavers DO NOT have the same cleaning abilities as concrete and are very difficult to maintain and keep clean. It is the responsibility of the sign installer to keep the pavers clean and protected during installation; whereas said contractor will be held liable for any damages therein.

5) Sign company shall not fabricate and/or install any signs without prior written approval from Great American Capital ("GAC"). Two COLOR copies shall be submitted with my proposal as per samples available from our offices. Any questions should be directed to Jennifer Roberts at 702-253-5751, x 233.

6) Sign company is aware of the fact that Great American Capital does not allow start and stop or any other partial installation. Sign Company, after approval from developer, shall fabricate the sign and ONLY after the sign is completely fabricated and ready it will be installed on-site. No partial signs will be allowed to be installed. Sign Company must provide an installation commencement date in order for GAC to monitor installation.

7) Sign Company shall tender a deposit with Great American Capital before any approvals will be given. Deposit will be held by Great American Capital until the sign installation is completed, then checked and approved by a representative of GAC. All damage to any structures or the surrounding area shall be deducted from said deposit. Such deposit will be calculated on a per square foot basis according to the size of the store at $0.50 per square foot. However, any spaces exceeding 8,000 square feet will have a fixed deposit amount of $3,000.00.

8) Only licensed and insured sign companies will be allowed to work on GAC's developments. It is the Tenant's responsibility to verify those stipulations and enforce this requirement.

                         THESE TERMS ARE NON-NEGOTIABLE

AGREED AND ACCEPTED:

Signature of Tenant: ______________________             Dated: ____________
         Print Name: _______________________
         Name of Business:__________________

Signature of Sign Company Rep: _________________        Dated:
         Print Name: __________________________
         Name of Business: _____________________

Page 40 of 41 Revised 7/1/03

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                                   EXHIBIT N

      STANDARD PROCEDURE FOR DISTRIBUTION OF TENANT IMPROVEMENT ALLOWANCE


The following procedure in the standard procedure employed by Great American Capital to disburse any Tenant Improvement Allowance specified within lease documents.


Alternative I

     Great American Capital will make a lump sum payment directly to the Tenant for the full amount of the Tenant Improvement Allowance. In order to qualify for this Alternative, the following items must be accomplished:

Created on 7/11/2003 8:57 AM

     1. The Tenant Improvements must be 100% completed said signed off by the appropriate building departments.

     2. GAC must be provided with Unconditional Lien releases from the General Contractor and his Sub-contractors and material suppliers indicating that they have received payment in full and that there are no outstanding balances due or open/contested/retention items outstanding.

     3. Upon receipt of all the appropriate paperwork, GAC will release the funds within a week to 10 days.

Alternative  II

     Great American Capitol will make progress payments during the course of the build-out of the Tenant Improvements. This alternative will work as follows:

     1. GAC will make pro-rata payments to the General Contractor as the work progress in accordance with the percentage that the Tenant Improvement Allowance has to the total Tenant Improvement Contract. For example:
          Assuming the total cost of the Tenant improvement contract is $200,000.00, and GAC is obligated to provide a $100,000.00 Tenant
          Improvement allowance, for each draw submitted by the General Contractor to the Tenant, GAC will fund 50% and the Tenant will fund 50%.
     2. The following paperwork must be submitted to GAC prior to the first draw request:
          a. Copy of the executed contract for the Tenant Improvement allowance between the Tenant and General Contractor (Contract must contain a line item cost breakdown).
          b. Copy of the General Contractors SIIS Insurance and Liability Insurance naming the Landlord is additional insured.
     3. The following paperwork must accompany each draw request to GAC which an be submitted no morn than twice monthly.
          a. Copy of the General Contractors draw request to the Tenant, approved for payment by the Tenant (each draw request must contain the line item cost breakdown indicating from which line and in what amount the draw request pertains accompanied by subcontractor invoices in support of request).
          b. Conditional releases from the General Contractor and the subcontractors/material suppliers performing the work for which payment is being requested.
          c. Each subsequent draw request must contain Unconditional Lien releases showing that the Conditional Lien releases submitted with the prior draw were paid in full.
          d. The Lien releases accompanying the final draw request must state "Conditional or Unconditional" upon final payment.
          e. Any additional Information/documentation that CAC may reasonably request. Upon receipt of the required information/documentation, GAC will request and make payment within a week to 10 days.

"Landlord":                                    "Tenant"

DURANGO TROP L.L.C.                            AMERICAN VANTAGE COMPANIES
a Nevada limited liability company             a Nevada corporation

By: /s/ Haskel Iny                             By: /s/ Ronald J. Tassinari
   --------------------------------               ---------------------------

Print Name: Haskel Iny                         Print Name: Ronald J. Tassinari

Title: V.P. GREAT AMERICAN HOMES ITS MGR.      Title: CEO & President

Page 41 of 41 Revised 7/1/03